UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23879

Coller Secondaries Private Equity Opportunities Fund

(Exact name of registrant as specified in charter)

950 Third Avenue

New York, New York 10022

(Address of principal executive offices) (zip code)

Radin Ahmadian

950 Third Avenue

New York, New York 10022

(212) 644-8500

(Name, Address and Telephone Number of Person Authorized to Receive Notices and
Communications on Behalf of the Filing Person(s))

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 644-8500

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1. Report to Shareholders.

(a)	The annual report (the “Report”) of Coller Secondaries Private Equity Opportunities Fund (the “Fund”) for the period ended March 31, 2026, is attached herewith:

Annual Report

Coller Secondaries Private Equity Opportunities Fund

March 31, 2026

Table of Contents

Page
Management's Discussion of Fund Performance (Unaudited)	1-5
Report of Independent Registered Public Accounting Firm	6
Consolidated Schedule of Investments	7-13
Consolidated Statement of Assets and Liabilities	14
Consolidated Statement of Operations	15
Consolidated Statement of Changes in Net Assets	16-17
Consolidated Statement of Cash Flows	18
Consolidated Financial Highlights	19-21
Notes to Consolidated Financial Statements	22-42

Coller Secondaries Private Equity Opportunities Fund

Dear Investor,

Coller Capital is pleased to present the Annual Report for Coller Secondaries Private Equity Opportunities Fund ("C-SPEF" or "the Fund") for the fiscal year ended March 31, 2026. Please find enclosed a summary of the Fund's performance, portfolio breakdown and financial statements for the fiscal year.

Background on Coller Capital and Private Wealth Secondaries Solutions

Coller Capital, founded in 1990, is one of the world's leading investors in the secondary market for private assets – and widely acknowledged as an innovator and specialist in secondaries.

The Firm provides liquidity solutions to private market investors worldwide, acquiring interests in private equity, private credit, and other private market assets. With headquarters in London and offices across North America, Europe, and Asia Pacific, Coller's multinational investment team has a truly global reach, operating across 12 offices worldwide.

In February 2023, Coller Capital announced the creation of its global Private Wealth Secondaries Solutions (PWSS) business to provide high-net-worth individuals with greater access to private capital markets.

Leveraging Coller Capital's extensive track record as a global leader in the secondary market for private assets, PWSS has developed a series of tailored offerings, featuring easier access and enhanced liquidity. The Fund is one of these offerings.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund aims to meet this objective by investing in a diversified portfolio of private market investments on a secondary basis, with a focus on both Limited Partner led ("LP-led") and General Partner led ("GP-led") deals.

Investment Portfolio Summary and Process

Today, Coller Capital is one of the largest private market secondary managers globally, with $54 billion1 in assets under management. The Firm has been 100% dedicated to secondaries since its inception. This has led to the development of a highly specialist secondaries investment team, supported by a platform dedicated to providing excellent secondaries analytics, reporting, and investor services. Coller's specialist focus results in expertise across the secondaries spectrum and the ability to underwrite complex investments.

Coller has built investment experience across three decades and multiple market cycles. This has established the Firm as a preeminent brand in secondaries and has enabled Coller to develop strong relationships with counterparties through repeat transactions. The experience gained and lessons learned over this period have led to the refinement of Coller's approach to origination, underwriting, and portfolio construction, representing, in our opinion, an advantage in today's market.

Coller believes its investment team is one of the largest dedicated to secondaries in the market, enabling a highly proactive approach to origination. Additionally, it means the Firm can perform due diligence on a broad range of opportunities, keeping multiple investment options open until a final decision has to be made, lowering the opportunity cost of walking away and aiding Coller in sourcing what we view as the most favorable terms possible. Coller's 75 investment professionals are supported by a broader team of 326 employees globally2, bringing powerful advantages including in-depth coverage of local markets, complementary skill sets and experiences, and well-established relationships with institutional investors and private equity managers.

Coller Secondaries Private Equity Opportunities Fund

The Investment team invested selectively over the fiscal year ending March 31, 2026, pursuing opportunities that complemented the Fund's diversified portfolio construction across geography, vintage, and sector. As of March 31, 2026, the C-SPEF portfolio comprised 171 investments across 82 fund managers and 1,477 portfolio companies, reflecting meaningful growth in the breadth and scale of the portfolio since inception. The portfolio is balanced between LP-led (61%) and GP-led deals (37%), with the remaining 2% allocated to co-investments and primaries. The team continued to build a portfolio positioned to deliver compelling long-term return potential for investors.

Performance Overview

The Fund generated net total returns of 17.46%7 for Class I Shares for the fiscal year ended March 31, 2026, with Q1 2026 alone contributing 3.97%. Performance was driven by two primary sources: value creation within the existing portfolio and attractive entry discounts on new deals.

Within the existing portfolio, GP-led continued to have strong performance. Evelyn Partners, a leading UK-based wealth manager, was realized at a 2.2x gross return following its announced exit. David Lloyd Leisure delivered strong returns driven by the continued execution of its premiumization strategy, posting 25% Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") growth year-on-year and expanding its European footprint through the acquisition of Aspria, adding ten clubs and approximately 51,000 members. Cloud Software Group, an enterprise infrastructure software company, was a consistent performer across multiple quarters, reaching EBITDA margins exceeding 65% on an annual recurring revenue basis following $900 million in cost savings over two years. Action Nederland, Europe's fastest-growing non-food discount retailer, contributed meaningfully as well, with EBITDA growing to €1,563 million and like-for-like sales growth of 6.3%, supported by the opening of 221 new stores. Action Behavior Centers, a market leader in applied behavior analysis therapy, also drove returns, with revenue and EBITDA growing 52% and 72% year-over-year respectively as the company surpassed 350 centers. CBR Fashion Group delivered consistent performance throughout the year, achieving approximately 7% revenue growth per quarter driven by e-commerce expansion and strong sales momentum.

Attractive entry discounts on new deals also contributed positively to performance, including LP-led deal Ignition, which generated an immediate uplift at close.

Coller Secondaries Private Equity Opportunities Fund

Performance of a $1,000,000 investment

This graph compares a hypothetical $1,000,000 investment in the Fund's Class I shares, made April 1, 2025, with similar investments in the MSCI World Index. The Fund's Class I share returns include reinvestment of all dividends and capital gains. The 'MSCI World Index' is a free-float adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets. The MSCI World Index consists of 23 developed market country indexes: See msci.com/world for further details. The MSCI World Index has not been selected to represent an appropriate benchmark to compare an investor's performance, but rather is shown as a comparison to that of a well-known and recognized index. The MSCI World Index is not subject to any of the fees and expenses to which any Coller fund would be subject and no Coller Capital fund will attempt to replicate the performance of the MSCI World Index. Please refer to the disclosures and prospectus for additional information.

Liquidity

We believe C-SPEF has ample liquidity to meet its obligations and is well-positioned to capitalize on investment opportunities in fiscal year 2027. Coller aims to maintain a high investment level to increase return potential, while maintaining a prudent cash balance which is expected to be in the 0-10% of NAV range over the longer term. In addition, the Fund has access to a revolving credit facility which can be used to cover shorter term cash needs.

During fiscal year ended March 31, 2026, the Fund conducted four tender offers, providing for up to 5% of outstanding shares to be repurchased. Tenders are offered on a quarterly basis (subject to board approval), and the proceeds are disbursed shortly after NAV per share is determined on the date of repurchase. We are pleased to share that repurchases remained well below the 5% threshold we have in place. Repurchases are not guaranteed, may be oversubscribed/prorated, are subject to Board approval and applicable law, and there is no assurance shareholders can tender the amount desired.

Coller Secondaries Private Equity Opportunities Fund

Outlook

2026 began with cautious optimism, underpinned by expectations of monetary, fiscal, and regulatory easing, before giving way to renewed volatility, as escalating geopolitical tensions in the Middle East disrupted the macroeconomic backdrop. The sharp spike in oil prices stoked inflation concerns and prompted renewed reassessment of the interest rates outlook. Global equities reflected this uncertainty, with the S&P falling approximately 4% over the quarter, driven primarily by weakness in large-cap technology stocks, while other major equity indices also posted negative returns.

AI disruption fears defined much of the narrative during the first quarter. Software markets showed a marked bifurcation in early 2026, with public and private SaaS assets facing valuation resets, while AI-centric companies attracted unprecedented capital. The resulting market recovery is K-shaped5: companies with mission-critical workflows, high net revenue retention, and the ability to credibly integrate AI into their core product are pulling ahead, while those with low switching costs and workflows that are easily replaceable by automation face potential structural demand compression. In this environment, the company-level diversification inherent in a secondaries portfolio provides meaningful downside mitigation while providing exposure to the beneficiaries of AI.

Global PE deal activity totaled $436 billion3 in Q1 2026, despite the uncertainty seen during the period. Exits remained relatively muted, with only approximately $41 billion4 raised across initial public offering ("IPO") listings during the quarter, highlighting the continued difficulty sponsors face in accessing public markets. Looking ahead, the IPO pipeline for the remainder of the year is dominated by a handful of landmark listings: SpaceX, OpenAI, and Anthropic. While these listings may reopen sentiment around the IPO window more broadly, their sheer scale may absorb a substantial share of available investor capital, leaving less appetite for the broader pipeline of sponsors seeking exits via IPO.

Secondary transaction volumes reached approximately $40 billion6 in Q1 2026, with GP-led transactions accounting for the majority at around 55%. This reflects growing demand for liquidity solutions initiated by fund managers, particularly as average holding periods have extended to roughly seven years, compared to five to six years in 2020–21. LP-led volumes also remained resilient at approximately $18 billion6, while secondary market pricing for buyout assets averaged around 92%6 of NAV during the quarter.

We continue to see a strong flow of high-quality GP-led and LP-led opportunities, with screened volumes in Q1 up approximately 1.7x versus the prior quarter. Average deal sizes have also increased materially, rising more than 60% quarter-on-quarter, pointing to continued scaling in the processes being brought to market. This increase in activity reflects the ongoing institutionalization of the secondaries market, supported by a deeper and more diverse capital base. Sustained LP-led flows and rising sponsor adoption of GP-led processes alongside traditional exit routes to manage liquidity, portfolio concentration, and asset hold periods support our expectation that activity will remain strong through the remainder of the year.

Looking ahead, we view Coller's experience across market cycles, combined with the scale of its platform and disciplined underwriting approach, as key to navigating complexity and uncertainty while capitalizing on an expanding opportunity set.

Summary

The Coller team is pleased with the quality of the C-SPEF portfolio and the Fund's performance to date. The team is excited by the current market opportunities, despite ongoing volatile conditions, and will continue to leverage the strength of the Coller Capital platform and its leadership position in the secondaries market to source attractive opportunities for the Fund.

On behalf of the Coller Capital Private Wealth Secondaries Solutions team, we thank you for your continued support.

Kind Regards, The Coller Capital Private Wealth Secondaries Solutions Team

Coller Secondaries Private Equity Opportunities Fund

Disclosures

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Potential investors should be aware that an investment in the Coller Secondaries Private Equity Opportunities Fund (C-SPEF) (including any related overflow, co-investment, or other vehicles, the "Fund") is speculative and involves a high degree of risk, and is suitable only for those investors who have the financial sophistication and expertise to evaluate the merits and risks of an investment in the Fund and for which such Fund does not represent a complete investment program. An investment should only be considered by persons who can afford a loss of their entire investment. The following is a summary of only certain considerations and is qualified in its entirety by the more detailed risks and conflicts in the C-SPEF prospectus. Investors are urged to consult with their own tax and legal advisors about the implications of investing in the Fund. Fees and expenses can be expected to reduce the overall return of the Fund. Diversification does not eliminate the risk of experiencing investment loss.

Investors should carefully consider the investment objectives, risks, charges and expenses of Coller Secondaries Private Equity Opportunities Fund. This and other important information about the Fund are contained in the prospectus. Please read the prospectus carefully before investing. The C-SPEF Prospectus can be found at: cspef.com/documents.

General Risks

An investment in C-SPEF should only be considered by persons who can afford a loss of their entire investment. There can be no assurance that C-SPEF's investment objective will be achieved or that investors will receive a return on their capital. Any investment in C-SPEF entails risks, including but not limited to the risk of losing all or part of the amount invested. Past performance is not indicative of future results. The Fund is distributed by Paralel Distributors LLC. Paralel is unaffiliated with Coller Capital.

Footnotes

1.  AUM data is as of December 2025.

2.  Employee data as of March 2026.

3.  KPMG, Pulse of Private Equity Q1'26, April 2026.

4.  EY, Global IPO Trends Q1 2026, April 2026.

5.  A K?shaped recovery is a pattern in which different parts of an economy recover from a recession at very different rates, times, or magnitudes.

6.  PJT Partners, Q1 2026 Secondary Market Insight, April 2026.

7.  The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Coller Secondaries Private Equity Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Coller Secondaries Private Equity Opportunities Fund and its subsidiaries (the "Fund") as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026 and the consolidated statement of changes in net assets for the year ended March 31, 2026 and for the period from April 1, 2024 (commencement of operations) to March 31, 2025, including the related notes and the financial highlights for each of the periods indicated therein (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year ended March 31, 2026, and the changes in its net assets for the year ended March 31, 2026 and for the period April 1, 2024 (commencement of operations) to March 31, 2025, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, brokers, and investment managers of investment funds; when replies were not received from the investment managers of investment funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
June 1, 2026

We have served as the auditor of one or more investment companies in the Coller Capital Complex since 2023.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Public and Private Equity Investments (94.26%)
Direct Investments (0.03%)
Direct Equity (0.03%)
Silverfort Inc.[a]	Middle East	Growth	4/1/2024	$250,000	$370,498	0.03%
Total Direct Equity (0.03%)				$250,000	$370,498
Public Equity Investments (0.00%)
Caris Life Sciences, Inc.	North America	Direct	12/2/2025	4,980	3,415	0.00%
Total Public Equity Investments (0.00%)				$4,980	$3,415
Total Direct Investments (0.03%)				$254,980	$373,913
Primary Investments (2.34%)
Dextra Investment VII Lux SCSp[a]	North America	Co-Investment	10/31/2024	14,120,314	15,335,569	1.07%
Global Infrastructure Partners V-B Feeder Fund, L.P.[a]	Global	Growth	3/31/2025	1,447,843	1,369,567	0.10%
Warburg Pincus Global Growth 15, L.P.[a]	North America	Growth	9/12/2025	296,185	215,106	0.01%
A11 USD (Feeder)[a]	Europe	Leveraged Buyout	4/1/2024	214,231	236,403	0.02%
EQT Healthcare Growth (No.1) SCSp[a]	Europe	Leveraged Buyout	6/24/2025	1,162,136	774,608	0.05%
Invest Technology HWG CV-Lux SCSp[a,d]	Europe	Leveraged Buyout	7/8/2025	8,421,657	10,815,936	0.76%
Montagu VII (B) SCSp[a]	Europe	Leveraged Buyout	12/6/2025	42,932	0	0.00%
VIP V Feeder SCSp[a]	Europe	Leveraged Buyout	5/23/2024	2,059,483	2,363,139	0.16%
Waterland Strategic Opportunities Fund IVa	Europe	Leveraged Buyout	12/16/2025	1,386,846	1,347,721	0.09%
CB Offshore Technology Opportunities Fund IIa	North America	Leveraged Buyout	6/18/2024	511,746	540,632	0.04%
HGGC Fund V-A, L.P.[a,c]	North America	Leveraged Buyout	8/22/2025	0	(88,053)	(0.01%)
K6 Private Investors, L.P.[a,c]	North America	Leveraged Buyout	4/30/2025	0	(63,383)	(0.00%)
Madison Dearborn Capital Partners IX-C, L.P.[a]	North America	Leveraged Buyout	12/3/2025	653,519	733,792	0.05%
Northlane Capital Partners III L.P.[a,c]	North America	Leveraged Buyout	3/31/2026	0	(49,363)	(0.00%)
Total Primary Investments (2.34%)				$30,316,892	$33,531,674
Secondary Investments (91.89%)
Blue Owl GP Stakes Atlas Fund III Offshore Investors L.P.[a]	Global	Growth	8/15/2025	20,602,103	25,459,094	1.78%
GA Continuity Fund II, L.P.[a]	North America	Growth	3/14/2025	18,197,155	22,714,041	1.59%
General Atlantic Investment Partners 2021, L.P.[a]	North America	Growth	9/30/2025	3,322,902	4,071,121	0.28%
Lightspeed Venture Partners Select IV, L.P.[a]	North America	Growth	3/31/2026	2,629,308	2,914,987	0.20%
Lightspeed Venture Partners Select V, L.P.[a]	North America	Growth	3/31/2026	2,655,686	3,509,208	0.25%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
PSG V L.P.[a]	North America	Growth	9/30/2025	$702,744	$766,928	0.05%
Springcoast Partners I-A, L.P.[a]	North America	Growth	4/18/2025	2,689,028	1,732,421	0.12%
Affinity Asia Pacific Fund IV L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	4,501,738	4,807,735	0.34%
BPEA Private Equity Fund VI, L.P.2[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	1,092,946	996,946	0.07%
Carlyle Asia Partners V, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	3,058,915	3,112,554	0.22%
Hony Capital Fund V, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	1,377,357	1,426,878	0.10%
Navis Asia Fund VII, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	6,730,289	5,541,480	0.39%
TPG Asia VII-B, L.P.[a]	Asia – Pacific	Leveraged Buyout	4/1/2024	1,578,493	2,205,555	0.15%
Victoria South American Partners II, L.P.[a]	Central & South America	Leveraged Buyout	4/1/2024	1,537,287	141,984	0.01%
3i 2020 Co-Investment 4 SCSp[a]	Europe	Leveraged Buyout	10/13/2025	37,650,202	41,266,544	2.88%
A10 USD (Feeder) L.P.[a]	Europe	Leveraged Buyout	4/1/2024	2,528,907	3,164,005	0.22%
Advent International GPE VII, L.P.[a]	Europe	Leveraged Buyout	6/30/2025	851,878	714,971	0.05%
Advent International GPE VII-B, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	1,183,768	949,471	0.07%
Advent International GPE X-E SCSp[a]	Europe	Leveraged Buyout	6/30/2025	13,061,047	13,860,751	0.97%
Alteri Extended Value L.P.[a]	Europe	Leveraged Buyout	11/29/2024	14,288,118	34,694,113	2.43%
Altor Fund V (NO. 1) AB Partnership[a]	Europe	Leveraged Buyout	9/30/2025	6,717,326	8,449,276	0.59%
Apax VIII – Ba	Europe	Leveraged Buyout	4/1/2024	1,032,486	293,954	0.02%
Apse Capital II L.P.[a]	Europe	Leveraged Buyout	10/28/2024	19,011,656	28,165,016	1.97%
Astorg Normec Fund, L.P.[a]	Europe	Leveraged Buyout	9/24/2024	304,497	476,295	0.03%
Astorg VI, FCPI[a]	Europe	Leveraged Buyout	4/1/2024	1,592,609	1,953,905	0.14%
Astorg VII S.À R.L.[a]	Europe	Leveraged Buyout	4/1/2024	2,360,436	3,104,275	0.22%
Axcel V K/Sa	Europe	Leveraged Buyout	4/1/2024	1,114,433	1,495,908	0.10%
Carlyle Europe Partners V, SCSp[a]	Europe	Leveraged Buyout	4/1/2024	5,236,030	3,442,595	0.24%
CD&R Value Building Partners I, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	2,168,525	2,513,845	0.18%
Cinven Strategic Fund 2 (No.1) Limited Partnership[a,c]	Europe	Leveraged Buyout	4/30/2025	0	(50,372)	(0.00%)
CVC Capital Partners Locron (A) SCSp[a]	Europe	Leveraged Buyout	10/29/2025	17,735,663	19,419,740	1.36%
CVC Capital Partners VI (A) L.P.[a]	Europe	Leveraged Buyout	4/1/2024	5,366,907	5,442,868	0.38%
CVC Capital Partners VII (A) L.P.[a]	Europe	Leveraged Buyout	5/7/2025	22,343,260	30,378,027	2.13%
Elysium Acquisition L.P.[a]	Europe	Leveraged Buyout	12/2/2024	8,059,605	12,341,664	0.86%
EQT IX (No.2) EUR SCSp[a]	Europe	Leveraged Buyout	4/1/2024	5,827,095	7,906,792	0.55%
EQT IX USD[a]	Europe	Leveraged Buyout	3/31/2026	9,755,283	9,970,397	0.70%
EQT VII (No.2) L.P.[a]	Europe	Leveraged Buyout	3/31/2026	2,432,950	2,199,368	0.15%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
EQT VIII (No.1) SCSp[a]	Europe	Leveraged Buyout	12/31/2025	$4,691,047	$6,447,682	0.45%
EQT VIII (No. 2) SCSp[a]	Europe	Leveraged Buyout	3/31/2026	3,217,879	3,615,303	0.25%
Equistone Europe Fund IV-B, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	641,619	258,448	0.02%
FSN Capital V L.P.[a]	Europe	Leveraged Buyout	9/30/2025	2,402,652	1,979,120	0.14%
Hg Saturn 2 A L.P.[a]	Europe	Leveraged Buyout	3/31/2026	4,173,973	3,779,298	0.26%
HgCapital 8 A L.P.[a]	Europe	Leveraged Buyout	3/31/2026	7,989,438	7,927,550	0.55%
HgCapital 8 D L.P.[a]	Europe	Leveraged Buyout	4/1/2024	4,540,495	3,900,837	0.27%
HgCapital Mercury 2 D L.P.[a]	Europe	Leveraged Buyout	4/1/2024	4,049,836	3,904,088	0.27%
IK VII NO.1 L.P.[a]	Europe	Leveraged Buyout	4/1/2024	0	3,782	0.00%
KKR European Fund V (EUR) SCSp[a]	Europe	Leveraged Buyout	4/1/2024	5,298,903	6,929,341	0.48%
KKR European Fund V (USD) SCSp[a]	Europe	Leveraged Buyout	3/31/2026	9,250,725	9,571,411	0.67%
Motion Continuity II FPCI[a]	Europe	Leveraged Buyout	6/25/2025	8,737,671	15,038,260	1.05%
Nordic Capital IX Beta, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	4,375,498	5,009,274	0.35%
Nordic Capital VIII Alpha, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	2,105,271	3,414,834	0.24%
Nordic Capital X Beta, L.P.[a]	Europe	Leveraged Buyout	9/30/2025	728,885	891,105	0.06%
PAI Europe VIa	Europe	Leveraged Buyout	4/1/2024	4,326,186	3,769,034	0.27%
PAI Europe VII – 1 S.L.P.[a]	Europe	Leveraged Buyout	12/31/2025	5,814,564	7,390,437	0.52%
Permira Va	Europe	Leveraged Buyout	4/1/2024	1,240,398	246,391	0.02%
Permira VI L.P.1[a]	Europe	Leveraged Buyout	3/31/2026	5,384,857	5,618,047	0.39%
Permira VII L.P. 1[a]	Europe	Leveraged Buyout	3/31/2026	6,670,635	7,215,835	0.50%
PSC IV, L.P.[a]	Europe	Leveraged Buyout	9/30/2025	7,235,624	10,142,501	0.71%
Riverside Europe Fund VI, SCSp Partnership[a]	Europe	Leveraged Buyout	9/30/2025	3,691,807	5,085,598	0.36%
Riverside Europe Fund VII[a]	Europe	Leveraged Buyout	12/30/2025	0	240,756	0.02%
Seventh Cinven F NO1 L.P.[a]	Europe	Leveraged Buyout	9/30/2025	822,240	1,030,085	0.07%
Seventh Cinven Fund (No.1) Limited Partnership[a]	Europe	Leveraged Buyout	5/7/2025	13,297,579	14,498,962	1.01%
Sixth Cinven Fund (No.2) Limited Partnership[a]	Europe	Leveraged Buyout	5/7/2025	2,428,342	3,025,560	0.21%
Sixth Cinven Fund (No.3) Limited Partnership[a]	Europe	Leveraged Buyout	3/31/2026	5,883,380	6,421,048	0.45%
Sixth Cinven Fund (No.4) Limited Partnership[a]	Europe	Leveraged Buyout	4/1/2024	443,538	644,613	0.04%
Vitruvian Investment Partnership III, L.P.[a]	Europe	Leveraged Buyout	4/1/2024	8,857,018	11,087,775	0.78%
Waterland Private Equity Fund VII C.V.[a,d]	Europe	Leveraged Buyout	9/30/2025	5,388,410	7,462,169	0.52%
CVC Capital Partners VIII (A) L.P.[a]	Global	Leveraged Buyout	12/31/2025	11,788,991	13,184,551	0.92%
Thoma Bravo Fund XIV-A, L.P.[a]	Global	Leveraged Buyout	12/31/2025	14,354,855	15,028,995	1.05%
Advent Global Private Equity IX-A SCSp[a]	North America	Leveraged Buyout	6/30/2025	15,308,143	13,129,511	0.92%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Advent Global Technology II-A SCSp[a]	North America	Leveraged Buyout	6/30/2025	$7,388,866	$7,993,475	0.56%
Advent Global Technology-A SCSp[a]	North America	Leveraged Buyout	6/30/2025	1,755,947	1,811,840	0.13%
Advent International GPE VIII, L.P.[a]	North America	Leveraged Buyout	6/30/2025	8,765,166	7,651,697	0.53%
AEA Investors Fund V, L.P.[a]	North America	Leveraged Buyout	4/1/2024	838,262	781,248	0.05%
AEA Investors Fund VII, L.P.[a]	North America	Leveraged Buyout	9/30/2025	1,261,777	1,252,064	0.09%
Apollo Investment Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	22,290,731	23,588,373	1.65%
Apollo Overseas Partners (Delaware 892) IX, L.P.[a]	North America	Leveraged Buyout	9/30/2025	3,011,777	3,309,136	0.23%
Apollo Overseas Partners VIII, L.P.[a]	North America	Leveraged Buyout	4/1/2024	2,906,711	2,649,977	0.19%
Ares Corporate Opportunities Fund IV, L.P.[a]	North America	Leveraged Buyout	4/1/2024	1,429,768	1,018,695	0.07%
Ares Corporate Opportunities Fund VI L.P.[a]	North America	Leveraged Buyout	9/30/2025	7,189,084	9,345,686	0.65%
Bain Capital Beacon Holdings Partnership[a]	North America	Leveraged Buyout	3/14/2025	622,256	738,970	0.05%
Bain Capital Beacon Roll SPV XII, L.P.[a]	North America	Leveraged Buyout	9/30/2025	287,853	157,337	0.01%
Bain Capital Fund (Lux) XII, SCSp[a]	North America	Leveraged Buyout	4/1/2024	736,780	3,046,909	0.21%
Bain Capital Fund X, L.P.[a]	North America	Leveraged Buyout	12/31/2024	2,664,971	2,402,356	0.17%
Bain Capital Fund XII, L.P.[a]	North America	Leveraged Buyout	9/30/2025	1,394,827	7,014,100	0.49%
Banneker CV, L.P.[a,d]	North America	Leveraged Buyout	1/13/2025	9,515,601	11,871,758	0.83%
Blackstone Capital Partners VI L.P.[a]	North America	Leveraged Buyout	12/31/2024	372,585	790,930	0.06%
Blackstone Capital Partners VII L.P.[a]	North America	Leveraged Buyout	12/31/2024	19,687,258	22,972,140	1.60%
Blackstone Capital Partners VIII L.P.[a]	North America	Leveraged Buyout	3/31/2026	19,816,507	21,548,898	1.51%
Carlyle Partners VII[a]	North America	Leveraged Buyout	4/1/2024	320,721	537,039	0.04%
Carlyle Partners VII 3Ba	North America	Leveraged Buyout	12/31/2024	18,495,140	23,663,843	1.65%
CB Offshore CF I, L.P.[a]	North America	Leveraged Buyout	12/10/2024	2,755,933	11,603,068	0.81%
CB Offshore Equity Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	3,523,440	3,664,164	0.26%
Centerbridge Capital Partners IVa	North America	Leveraged Buyout	9/30/2025	5,791,569	6,973,313	0.49%
CF24XB SCSp Partnership[a]	North America	Leveraged Buyout	1/8/2025	20,000,000	22,324,045	1.56%
Charlesbank Equity Fund VIII L.P.[a]	North America	Leveraged Buyout	4/1/2024	2,793,801	2,513,747	0.18%
Clayton, Dubilier & Rice Fund IX, L.P.[a]	North America	Leveraged Buyout	4/1/2024	5,794,909	4,009,545	0.28%
Clayton, Dubilier & Rice Fund X, L.P.[a]	North America	Leveraged Buyout	4/1/2024	8,046,405	7,071,191	0.49%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
Clayton, Dubilier & Rice Fund XI, L.P.[a]	North America	Leveraged Buyout	9/30/2025	$11,770,266	$13,831,132	0.97%
Ethos Capital Digital Infrastructure L.P.[a]	North America	Leveraged Buyout	12/16/2025	17,447,488	25,786,142	1.80%
GA Continuity II (GT) Fund L.P.[a]	North America	Leveraged Buyout	9/30/2025	44,424	59,377	0.00%
Gasherbrum Fund II, L.P.[a]	North America	Leveraged Buyout	6/7/2024	8,963,602	14,912,959	1.04%
Gryphon Partners V-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	4,415,025	6,048,613	0.42%
GTCR Oak Fund L.P.[a]	North America	Leveraged Buyout	12/16/2025	7,873,011	8,786,932	0.61%
Harren Investors III, L.P.[a]	North America	Leveraged Buyout	4/1/2024	5,792,080	2,206,645	0.15%
HGCC Hawk Fund, L.P.[a]	North America	Leveraged Buyout	2/21/2025	9,160,433	11,408,780	0.80%
Iaso Fund, L.P.[a]	North America	Leveraged Buyout	12/12/2025	12,112,923	13,112,968	0.92%
Kinderhook Capital Waste CV, L.P.[a,d]	North America	Leveraged Buyout	10/21/2025	1,644,699	1,790,286	0.13%
KKR Americas Fund XII EEA, L.P.[a]	North America	Leveraged Buyout	4/1/2024	3,819,967	9,904,822	0.69%
KKR Americas Fund XII L.P.[a]	North America	Leveraged Buyout	3/31/2026	11,848,435	14,473,955	1.01%
KKR North America Fund XIII SCSp[a]	North America	Leveraged Buyout	12/31/2025	28,153,777	30,986,403	2.17%
Kohlberg Fund VIII[a]	North America	Leveraged Buyout	4/1/2024	8,773,006	8,480,765	0.59%
KPS Special Situations Fund V (A), L.P.[a]	North America	Leveraged Buyout	12/31/2025	3,392,073	4,002,452	0.28%
Lindsay Goldberg Attain L.P.[a]	North America	Leveraged Buyout	12/2/2024	8,411,972	11,390,535	0.80%
Nautic Partners VII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	1,834,478	1,928,187	0.13%
New Mountain Partners V, L.P.[a]	North America	Leveraged Buyout	12/31/2025	4,262,862	2,819,780	0.20%
New Mountain Partners VI, L.P.[a]	North America	Leveraged Buyout	12/31/2025	4,441,329	5,110,987	0.36%
New Mountain SRC Continuation Fund, L.P.[a,d]	North America	Leveraged Buyout	4/8/2025	13,169,342	16,762,108	1.17%
New Mountain SRC Rollover Fund, L.P.[a]	North America	Leveraged Buyout	9/30/2025	1,928,622	2,090,484	0.15%
Oak Hill Capital Partners V (Onshore), L.P.[a]	North America	Leveraged Buyout	9/30/2025	721,215	852,850	0.06%
One Rock Cap Partners III, L.P.[a]	North America	Leveraged Buyout	9/30/2025	1,182,706	995,356	0.07%
Permira 45 CF SCSp[a]	North America	Leveraged Buyout	4/1/2024	38,434,266	45,601,008	3.19%
Providence Equity Partners VIII L.P.[a]	North America	Leveraged Buyout	9/30/2025	8,637,762	11,465,963	0.80%
Searchlight Capital III, L.P.[a]	North America	Leveraged Buyout	9/30/2025	9,115,580	11,663,722	0.82%
Silver Lake Partners V L.P.[a]	North America	Leveraged Buyout	9/30/2025	10,154,495	11,416,937	0.80%
Silver Lake Partners VI, L.P.[a]	North America	Leveraged Buyout	9/30/2025	876,654	991,254	0.07%
SL Olympian SPV, L.P.[a]	North America	Leveraged Buyout	11/5/2025	1,253,487	1,454,944	0.10%
SL SPV-4, L.P. and SL SPV-4-A, L.P.[a]	North America	Leveraged Buyout	3/19/2025	12,000,000	27,238,986	1.90%
SLPE Feeder, L.P.[a]	North America	Leveraged Buyout	4/4/2025	13,333,332	17,245,150	1.21%
Stone Point CV, L.P.[a,d]	North America	Leveraged Buyout	10/29/2025	5,759,266	6,514,106	0.46%
TA XIII-A, L.P.[a]	North America	Leveraged Buyout	3/31/2026	12,132,939	11,840,435	0.83%

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

Investment Funds	Geographic Region	Investment Strategy	Acquisition Date	Cost	Fair Value	% of Net Assets
TA XIV-A, L.P.[a]	North America	Leveraged Buyout	3/31/2026	$13,572,189	$13,916,292	0.97%
TB Project Ledger, L.P.[a]	North America	Leveraged Buyout	3/31/2026	0	398,847	0.03%
Thoma Bravo F XIV L.P.[a]	North America	Leveraged Buyout	9/30/2025	718,283	703,826	0.05%
Thoma Bravo Fund XIII, L.P.[a]	North America	Leveraged Buyout	9/30/2025	847,932	810,797	0.06%
Thoma Bravo Fund XIII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	7,990,972	7,793,737	0.54%
Thomas H. Lee Parallel Fund IX, L.P.[a]	North America	Leveraged Buyout	12/31/2025	10,397,298	12,542,228	0.88%
TPG Healthcare Partners, L.P.[a]	North America	Leveraged Buyout	4/1/2024	22,885,351	26,533,959	1.85%
TPG IX Cardiff CI II, L.P.[a]	North America	Leveraged Buyout	11/2/2024	11,188,144	14,157,540	0.99%
TPG Partners VI, L.P.[a]	North America	Leveraged Buyout	7/1/2025	434,223	3,646,381	0.25%
TPG Partners VIII, L.P.[a]	North America	Leveraged Buyout	4/1/2024	82,910,476	93,805,625	6.56%
Trident IX, L.P.[a]	North America	Leveraged Buyout	9/30/2025	747,481	866,634	0.06%
Trident VI Parallel Fund, L.P.[a]	North America	Leveraged Buyout	4/1/2024	2,256,900	2,715,120	0.19%
Vestar Capital Partners VII, L.P.[a]	North America	Leveraged Buyout	9/30/2025	3,141,250	3,341,857	0.23%
Vista Equity Partners Fund VII-A, L.P.[a]	North America	Leveraged Buyout	4/1/2024	4,155,282	3,658,657	0.26%
Vista Equity Partners Hubble, L.P.[a]	North America	Leveraged Buyout	2/27/2025	8,974,172	15,577,618	1.09%
Vista Foundation IV-Aa	North America	Leveraged Buyout	4/1/2024	1,115,215	1,111,441	0.08%
Montagu+ 2 (Feeder) SCSp[a]	United Kingdom	Leveraged Buyout	12/10/2025	14,885,523	17,735,185	1.24%
TDR Capital Titan L.P.[a]	United Kingdom	Leveraged Buyout	10/31/2025	14,207,727	20,169,487	1.41%
Total Secondary Investments (91.89%)				$1,089,187,670	$1,314,412,339
Total Public and Private Equity Investments (94.26%)				$1,119,759,542	$1,348,317,926

	Shares	Fair Value	% of Net Assets
Short-Term Investments (5.55%)
State Street Institutional U.S. Government Money Market Fund - Premier Class, 3.60%[b]	79,289,915	$79,289,915	5.55%
Total Short-Term Investments (Cost $79,289,915) (5.55%)		$79,289,915
Total Investments (Cost $1,199,049,457) (99.81%)		$1,427,607,841
Other Assets and Liabilities (0.19%)		$2,775,801
Net Assets (100.00%)		$1,430,383,642

a  Private equity investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $1,348,314,511 or 93.97% of Shareholders' Capital.

b  The rate shown is the annualized seven-day yield as of March 31, 2026.

c  Certain underling fund investments may reflect negative fair values due to the allocation of management expenses, fees, and performance allocations prior to the funding of capital contributions. Such negative fair values do not represent a liability or an obligation to fund losses beyond C-SPEF's unfunded capital commitment and is expected to reverse upon future capital contributions.

d  Investment is a recently formed continuation vehicle.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Schedule of Investments
March 31, 2026 (continued)

A summary of outstanding financial instruments at March 31, 2026 is as follows:

Foreign Currency Forward Contracts

Maturity Date	Counterparty	Currency Purchased	Currency Sold	Value	Unrealized Appreciation/ (Depreciation)
4/17/2026	Royal Bank of Canada	$34,849,381	£25,913,365	$34,171,086	$678,295
4/17/2026	Royal Bank of Canada	$235,474,333	€201,199,238	231,986,359	3,487,974
4/17/2026	Royal Bank of Canada	$12,498,912	£9,284,167	12,242,720	256,192
4/17/2026	Royal Bank of Canada	$55,137,200	€46,548,727	53,671,524	1,465,676
4/17/2026	Royal Bank of Canada	$305,463	£227,943	300,580	4,883
4/17/2026	Royal Bank of Canada	$14,569,837	€12,561,395	14,483,516	86,321
4/17/2026	Royal Bank of Canada	$14,224,539	€12,368,379	14,260,965	(36,426)
4/17/2026	Royal Bank of Canada	$4,999,276	£3,775,392	4,978,483	20,793
4/17/2026	State Street Bank & Trust Company	$11,193,739	£8,324,399	10,977,106	216,633
4/17/2026	State Street Bank & Trust Company	$43,274,902	€36,981,030	42,639,796	635,106
					$6,815,447

£  British Pound

€  Euro

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Assets and Liabilities
March 31, 2026

Assets
Investment in Investment Funds, at fair value (cost $1,119,759,542)	$1,348,317,926
Investment in Short-Term Investments, at fair value (cost $79,289,915)	79,289,915
Distributions receivable from Investment Funds	130,322
Cash and cash equivalents	97,602,984
Cash denominated in foreign currencies, at value (cost $5,285,946)	5,302,983
Unrealized appreciation on foreign currency forward contracts	6,851,873
Dividends and interest receivable	335,501
Prepaid expenses	195,642
Deferred financing costs	4,179
Total Assets	1,538,031,325
Liabilities
Payable for investment purchased	87,828,888
Payable for shares repurchased	4,526,367
Advisory fees payable	6,120,415
Tax expense payable	2,230,337
Due to Adviser	2,191,843
Professional fees payable	1,827,952
Fund accounting and administration fees payable	1,273,354
Servicing fee payable	846,895
Transfer agent fees payable	313,998
Unrealized depreciation on foreign currency forward contracts	36,426
Trustees' fees payable	31,396
Other payables	419,812
Total Liabilities	107,647,683
Commitments and contingencies (See Note 11 & 12)
Net Assets	$1,430,383,642
Composition of Net Assets
Paid-in capital	$1,267,218,416
Distributable earnings	163,165,226
$1,430,383,642
Class D Shares
Net assets	$13,077,774
Shares outstanding	2,383,323
Net asset value per share	$5.4872
Class I Shares
Net assets	$826,261,964
Shares outstanding	143,888,607
Net asset value per share	$5.7424
Class S Shares
Net assets	$591,043,904
Shares outstanding	111,735,499
Net asset value per share	$5.2897

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Operations
For the year ended March 31, 2026

Investment Income
Dividend income (includes distributions from Investment Funds and Money Market Fund)	$8,371,563
Interest income	5,744,135
Other income	2,872,328
Total Investment Income	16,988,026
Expenses
Advisory fees	19,522,752
Professional fees	3,757,284
Servicing fee	3,119,840
Financing costs	2,384,975
Tax expenses	1,956,655
Fund accounting and administration fees	813,672
Transfer agent fees	277,278
Trustees' fees	180,000
Fund Chief Compliance Officer	37,271
Deferred financing costs	20,822
Other operating expenses	430,515
Total Expenses	32,501,064
Reimbursements
Adviser Expense Limitation Agreement recoupment	1,096,246
Total Net Expenses	33,597,310
Net Investment Loss	(16,609,284)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts
Net realized gain/(loss) on:
Investment Funds	(148,682)
Foreign currency forward contracts	(7,592,487)
Foreign currency transactions	2,537,168
Net change in unrealized appreciation/(depreciation) on:
Investment Funds	164,245,284
Foreign currency forward contracts	7,954,046
Foreign currency translations	(48,301)
Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency and Foreign Currency Forward Contracts	166,947,028
Net Increase in Net Assets From Operations	$150,337,744

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Changes in Net Assets

	For the year ended March 31, 2026	For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Operations:
Net investment income/(loss)	$(16,609,284)	$3,136,347
Net realized gain/(loss) on investments, foreign currency transactions and foreign currency forward contracts	(5,204,001)	(1,165,289)
Net change in unrealized appreciation/(depreciation) on investments, foreign currency translation and foreign currency forward contracts	172,151,029	63,167,073
Net Increase in Net Assets from Operations	$150,337,744	$65,138,131
Distributions to Shareholders:
Class D Shares
From distributable earnings	(263,961)	—
From return of capital	(785,037)	—
Class I Shares[1,2]
From distributable earnings	(14,940,284)	(29,480,808)
From return of capital	(47,139,803)	—
Class S Shares[1,3]
From distributable earnings	(9,404,506)	(1,435,535)
From return of capital	(26,714,383)	—
Net Decrease in Shareholders' Capital from Distributions	$(99,247,974)	$(30,916,343)
Fund Share Transactions:
Class D Shares[1,4]
Proceeds from the sale of shares	9,626,000	400,000
Reinvestment of distributions	951,506	—
Conversion of shares	2,220,872	—
Total Class D Shares Transactions	$12,798,378	$400,000
Class I Shares[1,2]
Reorganization	—	321,642,882
Proceeds from the sale of shares	283,292,124	86,857,161
Reinvestment of distributions	45,948,443	26,531,127
Repurchase of shares	(5,681,971)	(77,632)
Early repurchase fee	(4,698)	—
Total Class I Shares Transactions	$323,553,898	$434,953,538
Class S Shares[3]
Proceeds from the sale of shares	415,577,213	125,081,568
Reinvestment of distributions	34,862,564	1,435,535
Conversion of shares	(2,220,872)	—
Repurchase of shares	(1,456,257)	—
Early repurchase fee	(13,481)	—
Total Class S Shares Transactions	$446,749,167	$126,517,103
Net increase in Net Assets from Capital Transactions	$783,101,443	$561,870,641
Net Assets at beginning of year	$596,192,429	$100,000
Net Assets at end of year	$1,430,383,642	$596,192,429

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Changes in Net Assets (continued)

	For the year ended March 31, 2026	For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Fund Share Transactions:
Class D Shares[1,4]
Shares outstanding at beginning of year	80,000	—
Shares sold	1,723,398	80,000
Reinvestment of distributions	181,512	—
Conversion of Shares	398,413	—
Shares outstanding at end of year	2,383,323	80,000
Class I Shares[1,2]
Shares outstanding at beginning of year	86,044,679	20,000
Shares issued from reorganization	—	64,328,576
Shares sold	50,456,800	16,624,014
Reinvestment of distributions	8,382,611	5,086,489
Shares repurchased	(995,483)	(14,400)
Shares outstanding at end of year	143,888,607	86,044,679
Class S Shares[3]
Shares outstanding at beginning of year	25,930,640	—
Shares sold	79,607,032	25,635,031
Reinvestment of distributions	6,884,936	295,609
Shares repurchased	(275,264)	—
Conversion of Shares	(411,845)	—
Shares outstanding at end of year	111,735,499	25,930,640

1  On October 15, 2024, the Fund changed the names of two share classes: Class S (formerly known as Class D) and Class D (formerly known as Class I-2). Please refer to Note 9.

2  Class I commenced operations on April 1, 2024.

3  Class S commenced operations on November 1, 2024.

4  Class D commenced operations on January 1, 2025.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Statement of Cash Flows
For the year ended March 31, 2026

Cash flows from operating activities
Net increase in net assets from operations	$150,337,744
Adjustments to reconcile net increase in net assets from operations to net cash provided by/(used for) operating activities:
Net realized (gain)/loss from investments	148,682
Net change in unrealized (appreciation)/depreciation on investments	(164,245,284)
Net change in unrealized (appreciation)/depreciation on foreign currency forward contracts	(7,954,046)
Purchases of Investment Funds	(827,382,910)
Distributions received from Investment Funds[1]	143,727,508
Net (purchases)/sales of Short-Term Investments	(42,320,029)
Amortization of deferred financing cost	20,822
Changes in operating assets and liabilities:
(Increase)/decrease in dividends and interest receivable	(200,888)
(Increase)/decrease in distributions receivable from Investment Funds	(81,172)
(Increase)/decrease in prepaid expenses	(195,642)
Increase/(decrease) in Advisory fee payable	6,120,415
Increase/(decrease) in payable for investments purchased	84,629,244
Increase/(decrease) in professional fees payable	(217,225)
Increase/(decrease) in transfer agent fees payable	247,245
Increase/(decrease) in servicing fee payable	641,469
Increase/(decrease) in due to Adviser	2,099,127
Increase/(decrease) in tax expense payable	1,893,373
Increase/(decrease) in trustees' fees payable	(45,000)
Increase/(decrease) in fund accounting and administration fees payable	814,368
Increase/(decrease) in other payables	145,532
Net cash provided by/(used for) in operating activities	$(651,816,667)
Cash flows from financing activities
Proceeds from the sale of shares[2]	708,495,337
Payment for shares repurchased, net of payable for shares repurchased	(2,707,672)
Dividend distributions paid[2]	(17,485,461)
Deferred financing costs	40,752
Net cash provided by/(used for) in financing activities	$688,342,956
Net increase/(decrease) in cash and cash equivalents	$36,526,289
Cash and cash equivalents at beginning of year	$66,379,678
Cash and cash equivalents at end of year[3]	$102,905,967

1  One distribution was non-cash in nature, comprising an in-kind distribution of publicly traded equity securities with a fair value of $4,981.

2  Excludes reinvestment of distributions amounting to $81,762,513.

3  Balance includes cash and cash equivalents and cash denominated in foreign currencies of $97,602,984 and $5,302,983, respectively.

4  Taxes paid during the year were $191,132.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights

Class D	For the year ended March 31, 2026	For the period from January 1, 2025 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share at beginning of year	$5.1823	$5.0000
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.0865)	0.0379
Net realized & unrealized gain/(loss)	0.8916	0.1444
Total income/(loss) from investment operations	0.8051	0.1823
Distributions to shareholders:
Net investment income	—	—
Net realized gains	(0.1259)	—
Return of capital	(0.3743)	—
Total distributions to shareholders	(0.5002)	—
Net asset value per share at end of year	$5.4872	$5.1823
Total return[2,3]	15.99%	3.65%[4]
Ratios and supplemental data:
Net assets at end of year (000's)	$13,078	$415
Ratios to average net assets:[5]
Total expenses, before waiver	3.12%	3.87%[6]
Total expenses, net of Adviser limitation/reimbursement of other operating expenses	3.23%	1.50%[6]
Net investment income/(loss), before waiver	(1.49)%	0.97%[6]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	(1.60)%	3.34%[6]
Portfolio turnover rate[3]	0%	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Net Asset Value per Share during the year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the year.

3  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

4  Not annualized.

5  The ratios do not include investment income or expenses of the Investment Funds.

6  Net investment income/(loss) and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights (continued)

Class I	For the year ended March 31, 2026	For the period from April 1, 2024 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share at beginning of year	$5.4095	$5.0000
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.0826)	0.0424
Net realized & unrealized gain/(loss)	0.9385	0.7774
Total income/(loss) from investment operations	0.8559	0.8198
Distributions to shareholders:
Net investment income	—	(0.0270)
Net realized gains	(0.1259)	(0.3833)
Return of capital	(0.3971)	—
Total distributions to shareholders	(0.5230)	(0.4103)
Net asset value per share at end of year	$5.7424	$5.4095
Total return[2,3]	16.28%	16.70%[4]
Ratios and supplemental data:
Net assets at end of year (000's)	$826,262	$465,462
Ratios to average net assets:[5]
Total expenses, before waiver	2.85%	3.26%
Total expenses, net of Adviser limitation/reimbursement of other operating expenses	2.95%	1.08%
Net investment income/(loss), before waiver	(1.36)%	(1.37)%
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	(1.46)%	0.81%
Portfolio turnover rate[3]	0%	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Net Asset Value per Share during the year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the year.

3  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

4  Not annualized.

5  The ratios do not include investment income or expenses of the Investment Funds.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Consolidated Financial Highlights (continued)

Class S	For the year ended March 31, 2026	For the period from November 1, 2024 (Commencement of Operations) to March 31, 2025
Per share operating performance:
Net asset value per share at beginning of year	$5.0256	$5.0000
Income/(loss) from investment operations:
Net investment income/(loss)[1]	(0.0985)	0.0104
Net realized & unrealized gain/(loss)	0.8460	0.4255
Total income/(loss) from investment operations	0.7475	0.4359
Distributions to shareholders:
Net investment income	—	(0.0270)
Net realized gains	(0.1259)	(0.3833)
Return of capital	(0.3575)	—
Total distributions to shareholders	(0.4834)	(0.4103)
Net asset value per share at end of year	$5.2897	$5.0256
Total return[2,3]	15.30%	9.00%[4]
Ratios and supplemental data:
Net assets at end of year (000's)	$591,044	$130,316
Ratios to average net assets:[5]
Total expenses, before waiver	3.67%	4.83%[6]
Total expenses, net of Adviser limitation/reimbursement of other operating expenses	3.79%	2.37%[6]
Net investment income/(loss), before waiver	(1.75)%	(1.67)%[6]
Net investment income/(loss), after waiver and Adviser Expense Limitation Agreement	(1.87)%	0.79%[6]
Portfolio turnover rate[3]	0%	18%

1  Calculated using average units outstanding.

2  Total return based on net asset value calculated as the change in Shareholders' Net Asset Value per Share during the year, assuming distributions, if any, are reinvested on the effects of the performance of the Fund during the year.

3  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

4  Not annualized.

5  The ratios do not include investment income or expenses of the Investment Funds.

6  Net investment income/(loss) and net expenses have been annualized for any periods less than one year, except for any non-recurring income and expenses which are not annualized.

The accompanying notes are an integral part of these Consolidated Financial Statements.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026

1.  Organization

Coller Secondaries Private Equity Opportunities Fund ("C-SPEF" or the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, which became effective on January 23, 2024 and had no operations prior to April 1, 2024 when C-SPEF issued its common shares of beneficial interest (the "Shares") only to eligible investors that are "accredited investors," as defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

Coller Private Market Secondaries Advisors, LLC (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as C-SPEF's investment adviser. The Adviser is an indirect, wholly owned subsidiary of CICAP Limited, a private limited company registered in England and Wales ("CICAP" and, together with its direct and indirect subsidiaries, "Coller Capital").

C-SPEF commenced operations on April 1, 2024, with $323,792,854, comprising of cash contributions of $2,149,972 and contributions in-kind of $321,642,882 from C-SPEF Seed Vehicle L.P. ("Predecessor Fund"), which began operations in 2023. The contributions in-kind consisted of transferred investments, cash of $68,007,727, and other assets and liabilities. C-SPEF Seed Vehicle L.P., which reorganized (the "Reorganization") with and into C-SPEF, maintained an investment objective, strategies and investment policies, guidelines and restrictions that are, in all material respects, equivalent to those of the Fund and at the time of the conversion of the Predecessor Fund was managed by an affiliate of the Adviser.

C-SPEF's investment objective is to seek to provide long-term capital appreciation. The Fund makes investments directly and through its wholly-owned subsidiaries.

In pursuing its investment objective, C-SPEF intends to invest primarily in an actively managed portfolio of Private Equity assets. The Fund's investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in existing or newly formed private funds managed by unaffiliated asset managers ("Investment Funds"), (ii) investments in equity assets issued by private companies ("Direct Investments"); and (iii) investments alongside Investment Funds in equity assets issued by private companies ("Co-Investments" and, collectively with Investment Funds and Direct Investments, "Private Equity Investments"). C-SPEF's investments will primarily be acquired through privately negotiated transactions from investors in Private Equity Investments and/or in connection with the restructuring of an Investment Fund or Co-Investment ("Secondary Investments"); and may also be made through primary commitments to newly formed Investment Funds or special purpose vehicles structured to invest in Co-Investments ("Primary Investments").

C-SPEF offers Class I, Class S and Class D shares ("Shares"). Each class of Shares has differing characteristics, particularly in terms of the Distribution and Servicing Fee (as defined herein) that each class may be charged. The Fund may offer additional classes of Shares in the future. The Shares will generally be offered on the first business day of each month at the net asset value ("NAV") per Share on that day. No person who is admitted as a shareholder of C-SPEF (a "Shareholder") will have the right to require the Fund to redeem its Shares.

The business operations of C-SPEF are managed and supervised under the direction of its Board of Trustees (the "Board"), subject to the laws of the State of Delaware and C-SPEF's Second Amended and Restated Declaration and Agreement of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

2.  Significant Accounting Policies

The Fund is an investment company and applies the guidance set forth in Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

a.  Basis of Accounting

The Fund's accounting and reporting policies conform with U.S. generally accepted accounting principles ("U.S. GAAP").

b.  Consolidation of Subsidiaries

The consolidated financial statements of the Fund include its wholly owned subsidiaries: C-SPEF Holdings L.P. Incorporated, C-SPEF Investments 1, L.P., C-SPEF Investments 2, L.P., C-SPEF Investments 3-B, L.P., C-SPEF Investments 4, LLC, C-SPEF Investments 5-B, LLC, and CSI PE Aggregator No. 1, L.P. (hereafter collectively referred to as the "Subsidiaries").

The Fund will usually make investments through its Subsidiaries. Such Subsidiaries are not registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would 'look through' any such Subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries.

c.  Valuation of Investments

Investments include short-term investments, primary and secondary investments in Private Equity funds, and direct equity in unlisted companies ("Primary Investments" and "Secondary Investments", respectively, and together, with direct equity, "Investment Funds").

The Fund values its investments in accordance with ASC 820, Fair Value Measurements ("ASC 820"), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date. The Fund has a formal valuation policy (the "Valuation Policy"), which have been approved by the Board. Pursuant to Rule 2a-5, the Board designated the Adviser as its "Valuation Designee" to perform fair value determinations.

All investments are recorded at fair value in good faith. Fair value is based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and for situations in which market quotations are deemed unreliable. Investments in Investment Funds normally do not have readily available market prices. The Fund uses Net Asset Value ("NAV") as a practical expedient to determine the fair value of its investments in Investment Funds.

The fair values of the Investment Funds, determined by the Adviser in accordance with the Valuation Policy, are estimates. These estimates are net of the Investment Funds' management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Investment Funds. Ordinarily, the fair value of an Investment Fund is based on the net asset value of that Investment Fund reported by its

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of an Investment Fund does not represent its fair value at the NAV valuation date or if the manager of an Investment Fund fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Policy. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Adviser values an Investment Fund, including capital activity and events occurring between the reference dates of the investment manager's valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, such as certain Direct Investments or certain Co-Investments, the Valuation Designee will review and value such investments using one or more of the following types of analyses:

•  Market comparable statistics and public trading multiples discounted for illiquidity and/or other factors for investments with similar characteristics.

•  Discounted cash flow analysis, including a terminal value or exit multiple.

•  The entry valuation if the transaction was deemed a fair market transaction.

•  Valuations implied by third-party investment in similar assets or issuers.

d.  Cash and Cash Equivalents

All of the Fund's cash is held in domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance. There were no cash equivalents at March 31, 2026.

e.  Short-Term Investments

Short-term investments represent investments in money market mutual funds, which are recorded at NAV per share and approximate fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

f.  Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. Generally, valuations of assets and liabilities denominated in currencies other than the U.S. Dollar are translated into U.S. Dollar equivalents using valuation date exchange rates, while purchases, realized gains and losses, income and expenses are translated at transaction date exchange rates. The Fund does not separately state the portion of the results of operations due to fluctuations in foreign exchange rates. They are included with other Investment Fund fair value changes during the year in the net change in unrealized appreciation/(depreciation) on investments, presented in the Consolidated Statement of Operations.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

g.  Foreign Currency Forward Contracts

The Fund enters into foreign currency forward contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund's foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All foreign currency forward contracts are 'marked-to-market' daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency forward contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in foreign currency forward contracts.

The fair values of foreign currency forward contracts and cross-currency swaps on the Consolidated Statement of Assets and Liabilities as of March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$6,851,873	Unrealized depreciation on foreign currency forward contracts	$36,426
Total			$6,851,873		$36,426

For the year ended March 31, 2026, the average monthly notional value of foreign currency forward contracts was $ 249,521,000.

The effect of foreign currency forward contracts on the Consolidated Statement of Operations as of March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Notional	Fair Value	Consolidated Statement of Operations Location	Change in unrealized Appreciation/ depreciation on Derivatives Recognized in income
Foreign Exchange Rate Risk	Foreign Currency Forward Contracts	Net realized gain/(loss) on foreign currency forward contracts	$426,527,583	$(7,592,487)	Net change in unrealized appreciation/(depreciation) on foreign currency forward contracts	$7,954,046
Total				$(7,592,487)		$7,954,046

h.  Disclosures about Offsetting Assets and Liabilities

The Fund is subject to requirements to disclose information about offsetting assets and liabilities and similar arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. For financial reporting purposes, the Fund does not offset derivative assets and liabilities that are subject to Master Netting Agreements ("MNA") or similar arrangements in the Consolidated Statement of Assets and Liabilities.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The table below presents the amounts of the Fund's derivative assets and liabilities as of March 31, 2026: gross, net of amounts available for offset under a MNA, and net of the related collateral received and/or pledged, if any, by the Fund:

Counterparty	Derivative Assets Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Received[1]	Net Amount[2]
Royal Bank of Canada	$6,000,134	$36,426	$—	$5,963,708
State Street Bank & Trust Company	851,739	—	—	851,739
Total	$6,851,873	$36,426	$—	$6,815,447
Counterparty	Derivative Liabilities Subject to a MNA with Counterparty	Financial Instruments Available for Offset	Collateral Pledged[1]	Net Amount[3]
Royal Bank of Canada	$36,426	$36,426	$—	$—
Total	$36,426	$36,426	$—	$—

1  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

2  Net amount represents the net amount receivable from the counterparty in the event of default.

3  Net amount represents the net amount due from the Fund to the counterparty in the event of default.

i.  Investment Income

Dividend income is recorded on the ex-dividend date, except for certain dividends received from foreign securities for which the ex-dividend date has passed, in which case the dividend is recorded as soon as a Fund is informed that the ex-dividend date has occurred. Interest income is recorded on an accrual basis.

The Fund records a distribution of cash or in-kind securities from an Investment Fund at its fair value based on the information contained in the notice provided to the Fund when the distribution is received. For distributions received from Investment Funds, C-SPEF determines if the distribution should be recorded as dividend income, interest income, realized gains or return of capital based on information received from the Investment Fund Manager and the Advisor's estimate of future distributions. Capital distributions from Secondary Investments not determined to be dividend income are typically recorded as returns of capital until the full cost basis has been returned, with excess distributions recognized as realized gains.

j.  Fund Expenses

The Fund bears all expenses incurred in its conduct of the business of the Fund on an accrual basis, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees and interest for its revolving credit facility line of credit; fees for data and software providers; costs of insurance; registration expenses; advisory fees; and expenses of meetings of the Board.

k.  Organization and Offering Costs

C-SPEF has incurred certain organizational and offering costs. These costs were partially paid by the Adviser on behalf of the Fund. Such costs incurred by the Adviser are subject to recoupment by the Adviser in accordance with the Expense Limitation Agreement (as defined below). C-SPEF's offering costs, are being

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

capitalized and amortized over the 12-month period beginning at the commencement of operations. C-SPEF's organizational costs are expensed in the year they are incurred.

l.  Estimates

The Fund's financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of Adviser estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

m.  Segment Reporting

The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of this standard impacted financial statement disclosures only and did not affect the Fund's financial position or results of operations. The Fund's Principal Executive Officer acts as the Fund's chief operating decision maker ("CODM"), as defined in Topic 280, assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is guided by the Fund's investment objective and principal investment strategies, and executed by the Fund's investment committee, comprised of investment professionals employed by the Adviser. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund's Consolidated Schedule of Investments, Consolidated Statements of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights.

3.  Fair Value Measurements

In conformity with U.S. GAAP ASC 820, investments are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Estimated fair values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date. This distinction determines the classification of fair value measurements for disclosure purposes.

The various types of inputs used in determining the value of the Fund's investments are summarized below for each of the three levels:

•  Level 1 – Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and other short-term investments.

•  Level 2 – Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include foreign exchange forward contracts, corporate bonds and loans and less liquid and restricted equity securities.

•  Level 3 – Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant Adviser judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity's own assumptions about the assumptions market participants

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

ASC 820 also permits a reporting entity to measure the fair value of an asset that does not have a readily determinable fair value based on the reported NAV, or its equivalent, as a practical expedient for its fair value. Accordingly, C-SPEF may utilize the NAV as reported by certain Investment Fund Managers as of a valuation date as a practical expedient for its fair value. If the NAV reported by certain Investment Fund Managers is not as of the same date as the valuation date, the Fund is permitted, under ASC 820, to estimate the fair value of such private assets by adjusting the most recently reported NAV as a practical expedient for fair value.

Due to the inherent uncertainty of estimates, fair value determinations based on estimates, including values derived from NAV as practical expedient, may materially differ from the values that would have been used had a ready market for the securities existed. The inputs or methodology used for valuing C-SPEF's investments are not an indication of the risk associated with investing in such investments. The following table is a summary of information about the levels within the fair value hierarchy at which the Fund's investments are measured as of March 31, 2026.

The following is a summary of the Fund's investments classified by their fair value hierarchy as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV[1]	Total
Investments
Direct Investments	$3,415	$—	$370,498	$—	$373,913
Primary Investments	—	—	—	33,531,674	33,531,674
Secondary Investments	—	—	27,238,986	1,287,173,353	1,314,412,339
Short-Term Investments	79,289,915	—	—	—	79,289,915
	$79,293,330	$—	$27,609,484	$1,320,705,027	$1,427,607,841
Other Financial Instruments[2]
Foreign Currency Forward Contracts	$—	$6,851,873	$—	$—	$6,851,873
Liabilities
Other Financial Instruments[2]
Foreign Currency Forward Contracts	$—	$(36,426)	$—	$—	$(36,426)
Total investments, net of Foreign Currency Forward Contracts	$79,293,330	$6,815,447	$27,609,484	$1,320,705,027	$1,434,423,288

1  Direct Investments and Investment Funds that are measured at fair value using NAV (or its equivalent) as a practical expedient are not required to be categorized in the fair value hierarchy. The fair values presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

2  Other financial instruments are derivative instruments such as foreign currency forward contracts. Foreign currency forward contracts are valued at the unrealized appreciation/(depreciation) of the instrument.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Changes in inputs or methodologies used for valuing investments, including timing of reported net asset values of underlying investments reported within the Investment Fund reported by their Investment Fund Managers, may result in transfers in or out of levels within the fair value hierarchy.

During the current year, certain investments were transferred into Level 3 of the fair value hierarchy, with such transfers recognized as at March 31, 2026, consistent with the C-SPEF's policy of recognizing transfers at the end of the reporting year.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value. The Fund records transfers between levels at the end of the reporting year.

	Direct Equity	Secondary Investments
Balance at March 31, 2025	$250,000	$—
Transfers into Level 3	—	27,238,986
Purchases	—	—
Distributions from investments	—	—
Net realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	120,498	—
Transfers out of Level 3	—	—
Balance at March 31, 2026	$370,498	$27,238,986

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as at March 31, 2026:

Investments	Investment Type	Fair Value	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input[2]	Impact to Valuation from an Increase in Input
Direct Investments	Direct Equity	$370,498	Reported Net Asset Value	Reported Net Asset Value	N/A	N/A	N/A
Investments Funds	Secondary Investments	$27,238,986	Discounted cash flow and market approach	Discount for lack of marketability	0%	0%	Reduction

1  The Adviser considers relevant indications of value that are reasonably and timely available, including known information available before the financial statements are issued, in determining the fair value to be assigned to a particular security, such as the type, cost and recent purchases or sales of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

2  Weighted average by the relative fair value of the securities in that investment type.

Level 3 Investments valued using an unobservable input are directly affected by a change in that input. Significant increases or decreases in these inputs in isolation would result in significantly higher or lower fair value measurements. In determining the fair value of investments classified within Level 3 of the fair value hierarchy, the Adviser applies one or more valuation approaches appropriate to the nature of each investment, including

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

the income approach (discounted cash flow), the market approach using the guideline public company method, the market approach using the guideline transaction method, and the recent transaction or calibration approach and considers whether a discount for lack of marketability is appropriate based on the facts and circumstances of each investment. The Adviser monitors these factors on an ongoing basis, and the conclusion is reassessed at each valuation date.

C-SPEF's Direct Investments and Investment Funds, along with their corresponding unfunded commitments and other attributes as at March 31, 2026, are summarized in the table below:

Investment	Strategy	Fair Value	Unfunded Commitments	Redemption Frequency[1]	Notice Period (In Days)	Redemption Restrictions Terms[2]
Direct Investments	Investments in an operating company alongside other investors	$373,913	$—	None	N/A	Liquidity in the form of distributions
Primary Investments	Investments in newly launched Investment Funds	33,531,674	52,933,285	None	N/A	Liquidity in the form of distributions
Secondary Investments	Investments in existing Investment Funds that are typically acquired in privately negotiated transactions	1,314,412,339	322,842,667	None	N/A	Liquidity in the form of distributions
		$1,348,317,926	$375,775,952

1  The information summarized in the table above represents general terms. Certain Private Investments may have terms that are more or less restrictive than those terms indicated for the investment category type as a whole. In addition, most Private Investments have the flexibility, as provided for in their offering documents, to modify and waive such terms.

2  Distributions from Private Investments occur at irregular intervals, and the exact timing of distributions from Private Investments cannot be determined.

4.  Federal Taxes Information

It is the Fund's policy to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund's policy is to comply with the provisions of the Code applicable to RICs and to distribute to its investors substantially all of its distributable net investment income and net realized gain on investments, if any, earned each year. In addition, the Fund intends to make distributions to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

C-SPEF intends to make distributions on an annual basis in aggregate amounts representing substantially all of the Fund's investment company taxable income (including realized short-term capital gains), if any, earned during the year. Distributions may also include net capital gains, if any. Because the Fund intends to qualify annually as a RIC under the Code, the Fund intends to distribute at least 90% of its investment company taxable income to its Shareholders. Nevertheless, there can be no assurance that C-SPEF will pay distributions to Shareholders at any particular rate.

The Fund has two onshore Subsidiaries, C-SPEF Investments 4, LLC and C-SPEF Investments 5-B, LLC. C-SPEF Investments 4, LLC is treated as a disregarded entity for U.S. federal income tax purposes. C-SPEF Investments 5-B, LLC (the "Onshore Blocker") is treated as a corporation for U.S. federal income tax purposes.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The Onshore Blocker is taxed as a C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Onshore Blocker is not eligible to elect treatment as a RIC. In preparing its consolidated financial statements, the Onshore Blocker is required to recognize its estimate of income taxes for U.S. federal and state purposes as a deferred tax asset or liability. The Fund has five offshore subsidiaries: C-SPEF Holdings, L.P. Incorporated is treated as a foreign disregarded entity for U.S. federal income tax purposes; C-SPEF Investments 1, L.P., C-SPEF Investments 2, L.P., and CSI PE Aggregator No. 1,L.P. are treated as foreign partnership for U.S. federal income tax purposes. C-SPEF Investments 3-B, L.P. (the "Offshore Blocker") is treated as a foreign corporation for U.S. federal income tax purposes.

Since both the Onshore Blocker and the Offshore Blocker (collectively the "Blockers") will be subject to taxation on the capital appreciation of their investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted. Both the Blockers will accrue deferred income taxes for any future tax liability associated with capital appreciation of their investments. Upon the sale of an investment, the Blockers may be liable for previously deferred taxes. The Blockers will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund's NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Blockers' deferred tax liability as new information becomes available. The Blockers will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the corresponding amounts used for income tax purposes. If onshore Subsidiaries have a deferred tax asset, consideration is given to whether a valuation allowance is required. Foreign partnerships are not subject to U.S. federal and state income taxes, and foreign corporations are only subject to U.S. federal and state income taxes to the extent they earn effectively connected income ("ECI") to the U.S. As of March 31, 2026, C-SPEF Investments 3-B, L.P. has not earned any ECI, and therefore are not subject to U.S. and federal state income taxes.

The Fund has adopted a tax year end of September 30 (the "Tax Year"). As such, the Fund's tax basis capital gains and losses will only be determined at the end of each Tax Year. Accordingly, tax basis distributions made during the 12 months ended March 31, 2026, but after the Tax Year ended September 30, 2025, will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2027.

The Adviser evaluates the tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions will 'more-likely-than-not' be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the 'more-likely-than-not' threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has recognized a net tax liability of $2,243,034 for unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations.

The character of distributions made during the period from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain or loss items for financial statement and tax purposes. For the tax year ended September 30, 2025, the Fund had a permanent book to tax difference of $818,525, primarily attributable to the Fund's nondeductible offering costs. The permanent book to tax difference has been reclassified to paid-in-capital and has no effect on the net assets or net asset value per share of the Fund.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Certain qualified losses incurred after October 31, 2025, but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the Tax Year ended September 30, 2025, the Fund deferred to October 1, 2025, for U.S. federal income tax purposes, the following losses:

Late-Year Loss Deferral	$31,081,412

The tax character of distributions paid during the Tax Years ended September 30, 2025, and September 30, 2024 was as follows:

	2025	2024
Ordinary Income	$2,774,319	—
Long-term capital gains	$28,142,024	—

The Fund made a year-end distribution in December of 2025 of $99,247,974 of which approximately $74,639,223 is believed to be a return of capital and was reported as such on the 2025 1099s.

The tax character of distributions will be evaluated once paid after the Tax Year ended September 30, 2026.

The March 31, 2026 book cost has been adjusted for book/tax basis differences as of the Fund's last Tax Year end, September 30, 2025. The cost of investments and the net unrealized appreciation and depreciation on investments as of March 31, 2026 are noted below:

Tax cost of investments	$1,210,300,009
Gross unrealized appreciation	245,778,032
Gross unrealized depreciation	(20,378,357)
Net unrealized appreciation/(depreciation)	$225,399,675

Differences between cost amounts for financial statement and for federal income tax purposes, is due primarily to timing differences in recognizing certain gains and losses on Investment Fund investments.

As of September 30, 2025, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Net unrealized appreciation	147,378,028 [a]
Accumulated capital and other losses	(30,860,745)[b]
Other temporary differences	(1,072,273)[c]
Total accumulated earnings/(deficit)	$115,445,010

a  The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the tax treatment of partnerships and passive foreign investment companies.

b  At September 30, 2025 the Fund had a qualified late-year ordinary loss deferral of $16,955,396 and a post-October capital loss deferral of $13,905,349 which are deemed to arise on October 1, 2025.

c  Amortization of organizational costs

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Permanent book and tax differences, primarily attributable to non-deductible expenses, resulted in reclassification for the Tax Year ended September 30, 2025 as follows:

Adjusted paid in capital	$(818,525)
Total Distributable earnings/(deficit)	$818,525

These reclassifications had no effect on net assets.

There were 7 investments residing in the Onshore Blocker and 10 residing in the Offshore Blocker at September 30, 2025.

Blockers are subject to U.S. federal and state income taxes. The Blockers are not consolidated with the RIC for income tax compliance purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

The Onshore Blocker is currently using a Federal tax rate net of state benefit of 21.00% and an estimated state tax rate of 0.00%. The Offshore Blocker did not receive effectively connected income during its tax year ending September 30, 2025, and therefore has no corresponding tax expense liability.

The provision for income tax expense/(benefit) is comprised of the following:

Period Ended March 31, 2026
Current:
Federal	$21,828
State	—
Foreign	—
Total Current Tax Expense (Benefit)	$21,828
Deferred:
Federal	$1,914,121
State	—
Foreign	—
Total Deferred Tax Expense (Benefit)	$1,914,121
Total Provision for Income Taxes	$1,935,949

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

Federal tax (benefit) at statutory rate	$109,142	1.19%
State tax (benefit), net of federal benefit	—	0.00%
Prior Year Net Operating Loss	(87,314)	-0.95%
Adjustment to deferred tax values	1,914,121	20.93%
Rate change	—	0.00%
Total Provision for income tax expense (benefit)	$1,935,949	21.17%

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Significant components of the Blocker's deferred tax assets (liabilities) recognized in the financial statements are as follows:

Deferred Tax Assets:
Net Operating Loss	$311,272
Deferred Tax Liabilities:
Unrealized gain on underlying investments	2,554,306
Valuation Allowance:	—
Net Deferred Tax Assets (Liabilities)	$(2,243,034)

The Fund and Blockers are subject to examination by federal and state income tax authorities. The Fund and Blockers do not have any on-going federal or state income tax examinations. As of the balance sheet date, tax years ending after September 30, 2024 are open to examination.

5.  Advisory Fee and Other Transactions with Affiliates

a. Advisory Fee. In consideration of the advisory services provided by the Adviser, C-SPEF pays the Adviser an advisory fee at a monthly rate equal to 1.65% on an annualized basis of the greater of (i) C-SPEF's net asset value and (ii) C-SPEF's net asset value less cash and cash equivalents plus the total of all commitments made by C-SPEF that have not yet been drawn for investment (the "Advisory Fee"). In no event will the Advisory Fee exceed 2.00% as a percentage of C-SPEF's net asset value. For purposes of calculating the Advisory Fee, a "commitment" is defined as a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, an Investment Fund, when called by the Investment Fund. During any given fiscal year, the basis for the Advisory Fee could be larger than C-SPEF's net asset value due to unfunded commitments to invest in Private Equity Investments.

For purposes of determining the Advisory Fee payable to the Adviser, the Fund's net asset value will be calculated prior to the inclusion of any amounts of the Advisory Fee payable to the Adviser or to any purchases or repurchases of shares of the Fund or any distributions by the Fund. The Advisory Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for each quarter. The Advisory Fee is paid to the Adviser out of C-SPEF's assets, and therefore decreases the net profits or increases the net losses of C-SPEF. The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. C-SPEF bears all other costs and expenses of its operations and transactions as set forth in its Investment Advisory Agreement with the Adviser (the "Investment Advisory Agreement"). The waiver of the advisory fee concluded on March 31, 2025.

b. Expense Limitation Agreement. Pursuant to an expense limitation agreement with the Fund (the "Expense Limitation Agreement"), the Adviser has agreed to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Advisory Fee and any Distribution and Servicing Fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and its revolving credit facility) and extraordinary expenses, if any); collectively, the "Excluded Expenses") do not exceed 0.50% per annum of the Fund's average monthly net assets of each Share class. With respect to each Share class, the Fund agrees to repay the Adviser any expenses assumed under the Expense

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Limitation Agreement for such class of Shares, provided that repayments do not cause the Fund's annual operating expenses (excluding Excluded Expenses) for that Share class to exceed the expense limitation in place at the time expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Adviser reimbursed the expense. The Expense Limitation Agreement initially had a term ending one-year from the date the Fund commenced operations. The Adviser subsequently extended the term of the Expense Limitation Agreement on April 1, 2025 and again on April 1, 2026 for further periods of one year. Upon its expiry on March 31, 2027, the Adviser may again extend this further on an annual basis. The Adviser may not terminate the Expense Limitation Agreement during its current one-year term.

The Adviser has paid a cumulative amount of $4,053,229 for previously reimbursed expenses. During the current year, C?SPEF repaid a net amount of $1,096,246 back to the Adviser. As of the reporting date, the Fund had a remaining payable of $2,191,843 related to expenses previously reimbursed by the Adviser, that have yet to be repaid.

6.  Distribution and Servicing Fee

Class D Shares and Class S Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of Shareholders who own Class D or Class S Shares of C-SPEF. Although the Fund is not an open-end investment company, it intends to comply with the terms of Rule 12b-1 as a condition of the SEC exemptive relief, which permits C-SPEF to have, among other things, a multi-class structure and Distribution and Servicing Fees. Accordingly, the Fund has adopted a distribution and servicing plan for its Class D Shares and Class S Shares (the "Distribution and Servicing Plan") and pays the Distribution and Servicing Fee with respect to its Class D and Class S Shares. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act.

Class D Shares and Class S Shares pay a Distribution and Servicing Fee to the Distributor at an annual rate of 0.25% and 0.85%, respectively, based on the net assets of C-SPEF attributable to such class (i.e., a proportionate share of C-SPEF's aggregate net assets). For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable.

Class I Shares are not subject to a Distribution and Servicing Fee.

The Adviser may pay additional compensation out of its own resources (i.e., not the Fund's assets) to certain selling agents or financial intermediaries in connection with the sale of the Shares. The additional compensation may differ among brokers or dealers in amount or in the method of calculation. Payments of additional compensation may be fixed dollar amounts or, based on the aggregate value of outstanding Shares held by Shareholders introduced by the broker or dealer, or determined in some other manner. Receiving additional compensation by a selling broker or dealer may create actual or potential conflicts of interest between an investor and its broker or dealer recommending the Fund over other potential investments.

7.  Accounting and Administration Agreement

C-SPEF has retained State Street Bank and Trust Company (the "Administrator") to provide it with certain administrative services, including fund administration, fund accounting, custodian and transfer agency services.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The Fund compensates the Administrator for these services and reimburses the Administrator for certain out-of-pocket expenses (the "Administration Fee"). The Administration Fee is paid to the Administrator out of the assets of C-SPEF and therefore decreases the net profits or increases the net losses of the Fund. For its services the Administrator receives a monthly fee that is based upon the average net assets of the Fund, fees on portfolio transactions, as well as reasonable out-of-pocket expenses. For the year ended March 31, 2026, the Fund incurred $813,672 in fund accounting and administration fees, $277,278 in transfer agent fees and $64,566 in custodian fees, all due to the Administrator.

8.  Revolving Credit Facility

On June 3, 2024, the Fund entered into a senior secured credit agreement (the "Revolving Credit Facility") with the Royal Bank of Canada – WFC Branch and on September 5, 2025 the Revolving Credit Facility was expanded to include the Mitsubishi UFJ Trust and Banking Corporation (collectively, the "Lenders"). The amount of the Revolving Credit Facility at the beginning of the year was initially $100 million, this being increased to $200 million during the current year and has been extended until February 27, 2027. It is renewable annually.

The Revolving Credit Facility provides the Fund a revolving line of credit to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with short-term working capital and bridge timing of acquisitions of Investment Funds in advance of the receipt of investor subscriptions. Borrowings on the Revolving Credit Facility are collateralized by all assets of the Fund.

The Revolving Credit Facility has an interest rate at the secured overnight financing rate plus a margin of between 1.55% to 1.65% per annum, and a facility fee of between 1.10% and 1.20% per annum. In connection with the Revolving Credit Facility, the Fund initially incurred a deferred arrangement fee of 0.25%, which is recorded as deferred financing costs. This fee was later reset in the prior year down to a quarterly rate of 0.025% payable in arrears, and is included in financing costs in the Consolidated Statements of Assets and Liabilities, and is being amortized over the term of the Revolving Credit Facility using the straight-line method in the Consolidated Statement of Operations.

As of March 31, 2026, the unamortized deferred financing cost was $4,179. For the year ended March 31, 2026, expenses incurred by the Fund related to the Revolving Credit Facility, including amortization of the arrangement fee, were $2,540,043. The Fund did not draw any funds from its Revolving Credit Facility during the current year and did not incur any interest expense. The Fund is subject to certain debt covenants with the Lender and has satisfied all the required minimums throughout the reporting year.

9.  Capital Share Transactions

The Fund offers three separate classes of beneficial common shares designated as Class I ("Class I Shares"), Class S ("Class S Shares") and Class D ("Class D Shares"). On October 15, 2024, the Fund changed the names of two share classes: Class S (initially known as Class D) and Class D (initially known as Class I-2). Each class of Shares has identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The purchase price of each of the Shares at the commencement of operations was $5.00 per Share. Thereafter, the purchase price per each of the Shares was based on the net asset value ("NAV") per Share as of the date such Shares were purchased. Fractions of Shares are

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

issued to one one-thousandth of a Share. During the current year, the net increase/(decrease) in outstanding shares of Class D, Class I and Class S were 2,303,323, 57,843,928 and 85,804,859, respectively.

	For the Year Ended March 31, 2026		For the Period Ended March 31, 2025
Coller Secondaries Private Equity Opportunities Fund	Shares	Dollar Amounts	Shares	Dollar Amounts
Class D Shares
Proceeds from the sale of shares	1,723,398	$9,626,000	80,000	$400,000
Reinvestment of distributions	181,512	951,506	—	—
Shares converted	398,413	2,220,872	—	—
Increase in Shares and Net Assets	2,303,323	$12,798,378	80,000	$400,000
Class I Shares
Reorganization	—	$—	64,328,576	$321,642,882
Proceeds from the sale of shares	50,456,800	283,292,124	16,624,014	86,857,161
Reinvestment of distributions	8,382,611	45,948,443	5,086,489	26,531,127
Repurchase of Shares	(995,483)	(5,686,669)	(14,400)	(77,632)
Increase in Shares and Net Assets	57,843,928	$323,553,898	86,024,679	$434,953,538
Class S Shares
Proceeds from the sale of shares	79,607,032	$415,577,213	25,635,031	$125,081,568
Reinvestment of distributions	6,884,936	34,862,564	295,609	1,435,535
Repurchase of Shares	(275,264)	(1,469,738)	—	—
Conversion of shares	(411,845)	(2,220,872)	—	—
Increase in Shares and Net Assets	85,804,859	$446,749,167	25,930,640	$126,517,103

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund's then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $1,000,000 with respect to Class I Shares and $50,000 for either the Class S Shares or Class D Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Investors subscribing through a broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as initial investments in C-SPEF are not less than $1,000,000 with respect to Class I Shares and $50,000 with respect to Class S Shares or Class D Shares, as applicable, and incremental contributions are not less than $10,000. The Fund, in its sole discretion, may waive the investment minimum.

No Shareholder has the right to require the Fund to repurchase his, her or its Shares. To provide a limited degree of liquidity to Shareholders, at the sole discretion of the Adviser and subject to the Board's approval, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. The Adviser expects it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund's net asset value.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

The Fund made the following tender repurchase offers during the current year:

Tender Authorization Date	Effective Date	Share Class	Number of Shares Tendered	NAV per share	Value
March 4, 2025	June 30, 2025	Class D	—	$5.4496	$—
March 4, 2025	June 30, 2025	Class I	142,317	5.9364	810,085
March 4, 2025	June 30, 2025	Class S	—	5.2768	—
July 14, 2025	September 30, 2025	Class D	—	5.6795	—
July 14, 2025	September 30, 2025	Class I	28,463	5.5602	168,966
July 14, 2025	September 30, 2025	Class S	35,577	5.4916	195,377
October 13, 2025	December 31, 2025	Class D	—	5.3163	—
October 13, 2025	December 31, 2025	Class I	271,431	5.7809	1,509,212
October 13, 2025	December 31, 2025	Class S	10,380	5.1327	53,278
December 10, 2025	March 31, 2026	Class D	—	5.5239	—
December 10, 2025	March 31, 2026	Class I	553,272	5.7809	3,198,406
December 10, 2025	March 31, 2026	Class S	229,307	5.3251	1,221,083
					$7,156,407

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder's purchase of the shares.

10.  Investment Fund Transactions

Total purchases of Investment Funds during the year amounted to $827,382,910. As of March 31, 2026, $87,896,360 of investment purchases have been contractually agreed, but had not yet settled in cash. These purchases are scheduled to settle by December 2026. There were no sales of Investment Funds during the year.

11.  Contingent Liabilities

The Fund indemnifies its officers, managers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund which cannot be predicted with any certainty. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

12.  Commitments

As of March 31, 2026, the Fund had unfunded capital commitments to the Investment Funds totaling $375,775,952.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

13.  Principal Risk Factors

The following are certain principal risk factors that relate to the operations and terms of the Fund. An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks. There is no assurance that the investments held within the Fund will be profitable, that there will be proceeds from the investments available for distribution out to shareholders, nor that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile and a Shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.

Private Equity Investment Risk. The Fund's Investment Fund portfolio will include Secondary Investments, Co-Investments and Primary Investments. The Investment Funds that the Fund invests in will hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.

The Fund is subject to the risks of its Private Equity investments. The Fund's investments in Investment Funds are themselves, subject to a number of risks. Investment Funds are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Investment Fund regarding its business strategy and any performance history. In addition, Investment Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.

Investments made by the Fund made in connection with its Investment Funds' underlying acquisition transactions are subject to a variety of special risks, including the risk that the acquiring company has paid too much for the acquired business, the risk of unforeseen liabilities, the risks associated with new or unproven management or new business strategies and the risk that the acquired business will not be successfully integrated with existing businesses or produce the expected synergies.

Investment Funds are ordinarily valued based upon valuations provided by the Investment Fund Manager, which may be received on a delayed basis. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and are fair valued by the Investment Fund managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Investment Fund manager and monitors the returns provided by the Investment Funds.

The Fund will pay asset-based fees, and in several cases, will be subject to performance-based fees in respect to the performance of its Investment Funds. Such fees and performance-based compensation are in addition to the Fund's Advisory Fee. In addition, performance-based fees charged by underlying Investment Fund managers may create incentives for the Investment Fund Managers to make risky investments, and may be payable by the Fund to an Investment Fund Manager based on an Investment Fund's positive returns, even if the Fund's overall returns are negative. A Shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Investment Funds, in addition to its proportionate share of the expenses of the Fund.

Market Risk. Investments made by the Fund may be materially affected by market, economic and political conditions in the United States and in the non-U.S. jurisdictions in which its investments operate, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the control of the Adviser and could adversely affect the liquidity and value of the Fund's investments and reduce the ability of the Fund to make new investments.

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

Volatile conditions in the capital markets may cause limitations on the ability of companies, in the Fund's Investment Funds portfolio, to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund and its Investment Funds.

Currency Risk. Changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment or its foreign exchange forward contracts. In the event of an adverse movement, the Fund may be required to pay substantial additional margin to maintain its position, or, its returns may be adversely affected.

Financing Risk. A lender to the Fund may terminate or refuse to renew any revolving credit facility into which it has entered. If the Fund is unable to access additional credit, it may be forced to sell its interests in Investment Funds at inopportune times, which may further depress the Fund's returns.

Leverage Risk. The Fund may utilize leverage, which is speculative and involves heightened risks. Although leverage will increase the Fund's investment return if its interest in an Investment Fund purchased with borrowed funds earns a greater return than the interest expense the Fund incurs to borrow those funds, leverage magnifies the Fund's exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile, and other risks tend to be compounded if the Fund borrows or uses leverage or its Investment Funds have their own embedded leverage.

Out of Market Risk. The Fund will at times, including for temporary defensive purposes in times of adverse or unstable market, economic or political conditions, or pending the anticipated purchase of an Investment Fund, hold assets in cash, money market instruments and other short-term investments that may be inconsistent with its principal investment strategies and that may impair the Fund's performance.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Equity assets. The Fund's allocation of its investments across Investment Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund be exposed to an investment that performs poorly or underperforms other investments under various market conditions.

Valuation Risk. The Fund is subject to valuation risk, that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, or with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Investment Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated

Coller Secondaries Private Equity Opportunities Fund

Notes to Consolidated Financial Statements
March 31, 2026 (continued)

and difficult to confirm. Accordingly, because there is not a readily available market value for most of the investments in the Fund's portfolio, substantially all of the fair value of the Investment Funds are determined by the Adviser in accordance with the Valuation Policy as stated above in Note 2.

Liquidity Risk. The Fund invests a significant amount of its assets in Investment Funds for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

Legal Risk. Legal, tax and regulatory changes could occur that may adversely affect or impact the Fund at any time. The legal, tax and regulatory environment for Private Equity funds is evolving, and changes in the regulation may materially adversely affect the ability of Investment Funds to pursue their investment strategies could have a material adverse impact on the Investment Fund's performance, and thus on that of the Fund.

Non-Diversified Status. The Fund is a 'non-diversified' investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Macroeconomic Risks. Global events, including, without limitation, pandemics or other severe public health events, armed conflict (including wars, terrorist acts or security operations), natural disasters, rising interest rates, heightened inflation, supply chain disruptions, geopolitical risks, trade conflict, economic sanctions and volatility in the banking and financial sector have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. These adverse developments could negatively affect the Fund's performance or operations. The operational and financial performance of the Fund's investments depends on future developments, including the duration, spread and conclusion of these events and such uncertainty may in turn impact the value of the Fund's investments.

14.  Subsequent Events

Share subscriptions subsequent to the end of the current reporting year were approximately $64 million. On May 5, 2026, the Board approved a share tender offer for June 30, 2026 to repurchase shares of up to 5% of Fund's NAV.

The Adviser has evaluated subsequent events through June 1, 2026, the date the financial statements were issued (or available to be issued) and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

(b)         Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party (the “Code of Ethics”). During the period covered by this Report, no substantive amendments were made to the Code of Ethics. During the period covered by this Report, the Fund did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 19(a)(1) and to the Fund’s registration statement. Shareholders may also obtain copies of the Code of Ethics without charge by sending a request to the following e-mail address: CC.PrivateWealth@collercapital.com.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)	The Board has determined that David Sung and Jerome Garcia are each an audit committee financial expert. The Board has determined that each Mr. Sung and Mr. Garcia are “independent” in that, (i) other than in his capacity as a member of the Audit Committee and the Board of Trustees of the Fund, he has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund, and (ii) he is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended March 31, 2025 and March 31, 2026, for professional services rendered by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm (“PwC”), for the audit of the Fund’s annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $290,000 for 2025 and $385,000 for 2026.

(b)	Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended March 31, 2025 and March 31, 2026, for assurance and related services by PwC that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 for 2025 and $0 for 2026.

(c)	Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended March 31, 2025 and March 31, 2026, for professional services rendered by PwC for tax compliance, tax advice and tax planning was $0 for 2025 and $0 for 2026.

(d)	All Other Fees. No fees were billed to the Fund for the fiscal year ended March 31, 2025. For the fiscal year ended March 31, 2026, $15,000 was billed for products and services provided by PwC, other than the services reported in Items 4(a) through (c) above.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. During its regularly scheduled periodic meetings, the Fund’s Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Fund.

The Audit Committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the 1940 Act) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Fund at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee of the Fund, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2)	All services described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by PwC for services rendered to the Fund, Coller Private Market Secondaries Advisors, LLC (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the fiscal years ended March 31, 2025 and March 31, 2026, was $0 for 2025 and $0 for 2026.

(h)	The Fund’s principal accountant notified the Fund’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Fund’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6. Investments.

(a)	The Fund’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not Applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Fund’s Board of Trustees

The Board consists of five individuals, three of whom are Independent Trustees. The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established two standing committees: the Audit Committee and the Governance Committee. Each committee is chaired by, and composed of, Independent Trustees.

Approval of the Fund's Investment Advisory Agreement

At a meeting held on February 24, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of the Fund, including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Fund or Coller Private Market Secondaries Advisors, LLC (the “Adviser”), voted to approve a new investment advisory agreement between the Fund and the Adviser (the “New Agreement”), which is intended to go into effect upon the completion of the Transaction (as defined below; the “Closing”). The Board, including a majority of the Independent Trustees, also approved an interim investment advisory agreement between the Fund and the Adviser (the “Interim Agreement”), which is intended to go into effect upon the Closing only if the shareholders of the Fund have not approved the New Agreement as of that time. If the Interim Agreement goes into effect, it will permit the Adviser to continue serving as the investment adviser to the Fund for a period not to exceed 150 days following the Closing pursuant to Rule 15a-4 under the 1940 Act. The Board’s evaluative process is more fully described below.

Prior to and during meetings leading up to the Meeting, the Board reviewed and discussed information furnished by the Adviser and EQT, as requested by the Independent Trustees, that the Board considered reasonably necessary to evaluate the terms of the New Agreement and the Interim Agreement. Such information included, among other things, the terms and anticipated impacts of EQT’s pending acquisition of Coller Capital (the “Transaction”) on the Fund and its shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and its shareholders, the Board also considered information furnished for prior meetings of the Board, including, but not limited to, information provided in connection with the annual contract review process for the Fund, which most recently culminated in December 2025 (the “2025 Annual Approval Process”).

The Board, including the Independent Trustees, concluded that the New Agreement and Interim Agreement, including the fees payable thereunder, were fair and reasonable, and it voted to approve the New Agreement and Interim Agreement and to recommend that shareholders approve the New Agreement as well.

Shortly after the announcement of the Transaction, the Independent Trustees met on January 26, 2026 and also met with Mr. Elmhirst and other representatives of the Adviser on January 30, 2026 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Fund and its shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested additional information to assist the Independent Trustees in their evaluation of the New Agreement and Interim Agreement and the implications of the Transaction. The Independent Trustees met again on February 23, 2026, to discuss the information they had received regarding the Transaction, the New Agreement and Interim Agreement and to further assess the expected ramifications of the Transaction for the Fund and its shareholders.

The Independent Trustees again met with senior representatives of the Adviser and EQT at the Meeting to further discuss the approval of the New Agreement and Interim Agreement. The representatives from the Adviser and EQT each made presentations to, and responded to questions from, the Independent Trustees. The Independent Trustees considered the Adviser’s and EQT’s responses related to the Transaction and specifically to the Fund, as well as information received in connection with the 2025 Annual Approval Process, with respect to its evaluation of the New Agreement and Interim Agreement. Among other information, the Board considered:

Information about the Transaction and its Terms

●	Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Fund, including the expected impact on the businesses conducted by the Adviser and Coller Capital with respect to the Fund;
●	Information about the advantages of the Transaction as they relate to the Fund and its shareholders;
●	A commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreement;
●	A commitment that, for a period of three years after the Closing, at least 75% of the Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;
●	A commitment that EQT would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction;
●	Information with respect to the potential impact of the Transaction on personnel and/or other resources of the Adviser and Coller Capital, as well as any retention-based compensation intended to incentivize key personnel at the Adviser and Coller Capital;
●	Information regarding any changes that are expected with respect to the Fund’s slate of officers as a result of the Transaction;

Information about EQT

●	Information about EQT’s overall business, including information about the investment management and related businesses that EQT operates;
●	Information about EQT’s financial condition, including its access to capital and other resources required to support the investment advisory business related to the Fund;
●	Information on how the Fund and Coller Capital are expected to fit within EQT’s overall business strategy, and any changes that EQT contemplates implementing to the Fund in the short- or long-term following the Closing;
●	Information regarding how existing risk management protocols and procedures at EQT may impact the Fund and/or the businesses of the Adviser and Coller Capital, as they relate to the Fund;
●	Information regarding the financial condition and reputation of EQT, its global presence, experience as a fund sponsor and manager, and commitment to maintain a high level of cooperation with, and support to, the Fund;

Information about the New Agreement and Interim Agreement

●	A representation that, after the Closing, the Fund will continue to be advised by the Adviser;
●	Information regarding the terms of the New Agreement and the Interim Agreement, including certain changes as compared to the current investment advisory agreement between the Fund and the Adviser (the “Current Agreement”);
●	Information confirming that the fees payable under the New Agreement and Interim Agreement are not changed as compared to the Current Agreement;
●	A representation that the New Agreement and the Interim Agreement will not cause any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

●	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds, over various time periods as of the 2025 Annual Approval Process, as well as performance information as of a more recent date for the Fund;
●	A report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds as of the 2025 Annual Approval Process, as well as fee and expense information as of a more recent date for the Fund;
●	Profitability analyses of the Adviser as of the 2025 Annual Approval Process, as well as profitability information as of a more recent date for the Fund and information regarding the impact of the Transaction on profitability;

Information about Portfolio Management

●	Descriptions of the investment management services currently provided and expected to be provided to the Fund after the Closing, as well as the Fund’s investment strategies and policies;
●	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;
●	Information regarding any contemplated changes to the policies and practices of the Adviser as a result of the Transaction;

Information about the Adviser and Coller Capital

●	Information about the financial results and condition of the Adviser and Coller Capital since the culmination of the 2025 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;
●	Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund;
●	The Code of Ethics of the Adviser, together with information relating to compliance with, and the administration of, such codes;

●	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;
●	Information concerning the resources devoted to compliance efforts undertaken by the Adviser, including descriptions of its various compliance programs and its record of compliance;
●	Information concerning the business continuity and disaster recovery plans of the Adviser and Coller Capital;

Other Relevant Information

●	Confirmation that the Adviser intends to continue to manage the Fund in a manner materially consistent with the Fund’s current investment objective(s) and principal investment strategies;
●	Information regarding EQT’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;
●	Confirmation that the Adviser and EQT will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;
●	Confirmation that the current senior management team at Coller Capital has indicated its strong support of the Transaction; and
●	Information regarding the fact that EQT and Coller Capital will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Adviser regarding investment and performance matters. The Board also received information regarding fair valuation methodologies and risk management techniques employed in connection with the management of the Fund. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Fund, and received reports and participated in presentations provided by the Adviser with respect to such matters.

The Independent Trustees were advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The Independent Trustees, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreement and Interim Agreement and the weight to be given to each such factor. The conclusions reached with respect to the New Agreement and Interim Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreement and Interim Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreement and Interim Agreement, the Board considered the responsibilities of the Adviser under the Investment Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes.

In evaluating the nature, extent and quality of services to be provided by the Adviser under the New Agreement and the Interim Agreement, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Adviser, and that EQT and Coller Capital have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by the Adviser to the Fund and its shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of EQT and Coller Capital and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Fund of being part of a larger combined organization with greater financial resources following the Closing, as well as information on how the Fund is expected to fit within EQT’s overall business strategy and any changes that EQT contemplates in the short- or long-term following the Closing. The Board considered the commitments made by EQT to retaining senior management and personnel of the Adviser under the terms of the Transaction. The Board also noted EQT’s and the Adviser’s commitment to keep the Board apprised of developments with respect to its long-term plans for the relationship between EQT and Coller Capital following the Transaction.

In evaluating the nature, extent and quality of the services to be provided under the New Agreement, the Board also considered investment performance information provided for the Fund in connection with the 2025 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group). In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against applicable peer groups.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Adviser and EQT, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Fund by the Adviser, and that the Transaction was not expected to have an adverse effect on the ability of the Adviser to provide those services. After reviewing the foregoing information and discussing the Adviser’s proposed services to the Fund, the Board concluded that the nature, extent, and quality of the services provided by the Adviser are satisfactory and appropriate for the Fund and expected to be consistent with the terms of the New Agreement and Interim Agreement.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory services (referred to as “management fees”) in connection with the 2025 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered the Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on the Fund’s total expense ratio relative to comparable funds, as identified by the Adviser in response to inquiries from the Independent Trustees. The Board considered that the New Agreement and Interim Agreement do not change the Fund’s management fee rate or the computation method for calculating such fees. The Board noted that the management fee and gross and net expenses for the Fund were above those of the median and average of its peer group, but further noted that the peer group selected for the Fund by the independent data provider consisted of a large number of funds, many of which did not focus on secondaries. The Board recognized that an investment strategy focusing on secondaries incurs higher expenses than one which focuses on primary interests and noted that the Fund’s management fees and overall expenses were very competitive with those funds in the peer group which also focused on secondaries. The Board further noted that the New Agreement and Interim Agreement proposed certain revisions to the applicable provisions governing expenses borne by the Fund to align those provisions with those used in the investment advisory agreements for other private investment funds managed by Coller Capital, but also noted that based on information provided by the Adviser, the revisions were not expected to have any practical impact on the Fund’s actual expense ratio.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Adviser, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s-length negotiations.

Profitability and “Fall-Out” Benefits

The Board considered information about the Adviser’s estimated profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund, provided both in connection with the 2025 Annual Approval Process and as of a more recent date. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, were not deemed to be excessive by the Board.

The Board considered information from the Adviser and EQT that there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Fund that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Adviser and EQT, in connection with their respective relationships with the Fund, including the promotion of the Adviser’s name and enhancement of its reputation in the industry and the possibility that such benefits could also accrue to EQT. The Board also noted that the Adviser and EQT could benefit from possible growth of the Fund resulting from enhanced distribution capabilities, including with respect to the Fund’s potential access to intermediaries with whom EQT has strong preexisting relationships. The Board concluded that any potential benefits derived by the Adviser and EQT were consistent with the types of benefits generally derived by investment advisers to other funds.

Economies of Scale

Because the Fund is relatively new and has a limited operating history, the Board noted that there was very limited information regarding economies of scale with respect to the Fund to be reviewed. The Board also considered that it is difficult to estimate whether the Fund would experience economies of scale. The Board determined to evaluate economies of scale on an ongoing basis as a result of asset growth of the Fund. The Board also acknowledged that the concept of economies of scale is a complex subject as to determining with a fair degree of certainty whether economies of scale exist, to what extent they exist, whether scale can result in additional expenses, and alternative ways advisers can share benefits of economies of scale.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreement and Interim Agreement for the Fund and recommended that shareholders approve the New Agreement.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 19(c).

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2026, the following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Steven Stolk, Partner, Co-Head of Investment and Head of CIO Office, joined Coller Capital in 2013. As Co-Head of Investment and Deputy CIO, Mr. Stolk has joint responsibility for Coller Capital’s investment team and investment process globally. He is based in Coller Capital’s London office and chairs the Investment Committee. Prior to joining Coller Capital in 2013, Mr. Stolk was a Partner at Plane Tree Capital, where he focused on clean energy investments in Latin America. Previously, he was an Associate at ABN AMRO. Mr. Stolk has a BA (Hons) in International Relations and Diplomatic History from the University of Pennsylvania and an MBA from London Business School.

Richard Jason Alexander Elmhirst, Partner, Head of Coller Capital Private Wealth Secondaries Solutions, joined Coller Capital in 2022. Mr. Elmhirst is one of the voting members on the Investment Committee and is based in the firm’s London office. Prior to joining Coller Capital in April 2022, Mr. Elmhirst spent 25 years at UBS where he led the Private Markets effort within UBS Global Wealth Management, based in London. Prior to that Mr. Elmhirst co-founded and co-led the Private Funds Group within UBS Investment Bank, based in New York. He previously worked at Freshfields in London where he qualified as a solicitor working in the Tax Team with a focus on collective investment schemes. Mr. Elmhirst has a degree in law (LLB) from the University of Bristol.

Yonatan Puterman, Partner, CIP IX Coordinator joined Coller Capital in 2012. Mr. Puterman is a Partner, Investment and CIP IX Coordinator responsible for origination and execution and is based in the firm’s London office; Mr. Puterman specializes in direct and GP-led secondaries investments. Prior to joining Coller Capital in 2012, Mr. Puterman spent four years as a corporate attorney at Gornitzky & Co in Tel Aviv where he specialized in executing M&A deals. Mr. Puterman holds an LLB in Law (Magna Cum Laude) and a BA in Economics from Tel Aviv University, and an MBA from London Business School.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026 (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Steven Stolk
Registered Investment Companies	1	$505 million	0	0
Other Pooled Investment Vehicles	10	$6.9 billion	3	$5.2 billion
Other Accounts	4	$1.2 billion	1	$325 million
Richard Jason Alexander Elmhirst
Registered Investment Companies	1	$505 million	0	0
Other Pooled Investment Vehicles	2	$2.4 billion	0	0
Other Accounts	0	0	0	0
Yonatan Puterman
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	1	$1.76 billion	0	0

Potential Conflicts of Interest

A potential conflict of interest may arise because of a portfolio manager’s provision of advisory services to other accounts. Other accounts may pay higher management fees and/or performance fees than the Fund, and this could create an incentive for a portfolio manager to favor such funds in the allocation of investment opportunities.

The Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Adviser uses an allocation methodology designed to allocate all investments based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Adviser and its investment personnel, including a portfolio manager, may hold investments in other accounts. This may create an incentive for the Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Adviser.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2026:

The Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of Coller Capital. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business. For their services to the Fund, the portfolio managers receive a salary, a discretionary bonus, and certain retirement benefits from the Adviser or its affiliates. Additionally, each of the portfolio managers have equity interests in the Adviser and its subsidiaries and indirectly benefit from the success of the Fund based on their ownership interest.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each primary portfolio manager, as of March 31, 2026. Aggregate Dollar Range, if applicable, includes each primary portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser's deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the primary portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Steven Stolk	$100,001 - $500,000
Richard Jason Alexander Elmhirst	Over $1,000,000
Yonatan Puterman	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c)) are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics is included herein.

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	The Proxy Voting Policies and Procedures of Coller Private Market Secondaries Advisors, LLC are filed herewith in response to Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coller Secondaries Private Equity Opportunities Fund

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 5, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Richard Jason Alexander Elmhirst
Richard Jason Alexander Elmhirst
Chief Executive Officer

Date:	June 5, 2026

By:	/s/ Josh Schnurman
Josh Schnurman
Chief Financial Officer

Date:	June 5, 2026